                                                                                                                         EXHIBIT F.2
                                                         ALLIANT ENERGY CORPORATION
                                                     CONSOLIDATING STATEMENT OF INCOME
                                                    FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                  Consolidated    Consolidated      Alliant       Consolidated
                                                                   Interstate      Wisconsin        Energy           Alliant
                                                         IES          Power          Power         Corporate         Energy
                                                   Utilities Inc.    Company   and Light Company  Services, Inc.  Resources, Inc.
                                                   ---------------------------------------------------------------------------------
 Operating Revenues:
   Electric                                         $627,949,589   $294,381,076   $626,606,886            $-              $-
   Gas                                               145,825,125     47,723,722    120,769,919             -               -
   Steam                                              26,713,081              -              -             -       1,394,549
   Water                                                       -              -      5,128,435             -               -
   Non-regulated energy                                        -              -              -             -     103,860,549
   Environmental and engineering services                      -              -              -             -      77,359,135
   Affordable housing                                          -              -              -             -      11,895,338
   Oil and gas production                                      -              -              -             -      62,584,783
   Professional fees, rents and other                     208,428             -              -   242,566,386      47,934,894
                                                    --------------------------------------------------------------------------------
              Total operating revenues                800,696,223   342,104,798    752,505,240   242,566,386     305,029,248
                                                    --------------------------------------------------------------------------------

 Operating Expenses:
   Electric production fuels                            80,078,654   56,536,549    110,521,260             -               -
   Steam production fuels                               15,168,251            -              -             -               -
   Purchased power                                      82,401,956   65,446,265    107,597,801             -               -
   Cost of gas sold                                     88,308,368   28,138,377     64,072,503             -               -
   Cost of non-regulated energy sold                             -            -              -             -     100,772,577
   Other operating                                     174,416,869   65,157,083    126,480,245   236,012,851     159,256,353
   Maintenance                                          48,504,285   16,719,321     45,651,964             -       4,538,634
   Depreciation and amortization                       101,052,826   33,259,408    113,036,726             -      31,691,858
   Miscellaneous taxes other than income taxes          49,265,888   15,484,590     30,240,094     5,488,402       9,978,675
                                                     -------------------------------------------------------------------------------
              Total operating expenses                 639,197,097  280,741,593    597,600,593   241,501,253     306,238,097
                                                     -------------------------------------------------------------------------------

                                                     -------------------------------------------------------------------------------
 Operating Income (Loss)                               161,499,126   61,363,205    154,904,647     1,065,133      (1,208,849)
                                                     -------------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                     51,025,137   13,734,254     38,370,632            -       24,869,993
   Interest expense - intercompany                         826,497    1,387,448      2,621,624    5,211,634            1,405
   Interest income                                      (5,281,182)    (463,354)     7,273,023            -       (4,654,185)
   Interest income - intercompany                         (462,597)           -              -   (4,902,522)         (13,124)
   Dividend income                                          (1,707)           -         (9,379)           -       (4,533,913)
   Allow. for equity funds used during construction     (1,159,436)      71,047     (3,241,503)           -                -
   Allow. for borrowed funds used during construction   (1,206,833)    (486,298)    (1,269,025)           -                -
   Income from consolidated subsidiaries                         -            -              -            -                -
   Equity (income)/loss in unconsolidated subsidiaries           -            -       (641,370)           -       (3,032,608)
   Minority interest of loss                                     -            -              -            -          240,551
   Other (income) and deductions - net                   1,928,100   (3,631,374)    (4,787,609)           -      (58,980,958)
                                                      ------------------------------------------------------------------------------
              Total interest expense and other          45,667,979   10,611,723     38,316,393      309,112      (46,102,839)
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
 Income (loss) before Income Taxes and Preferred
     Dividends                                         115,831,147   50,751,482    116,588,254      756,021       44,893,990
                                                      ------------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                    44,195,682   17,137,738     47,277,947    3,057,102       10,225,182
           - State                                      11,791,352    4,236,479     11,098,512            -        2,049,359
   Deferred - Federal                                   (1,670,228)    (367,582)    (9,427,597)  (2,301,081)       2,844,887
            - State                                     (2,167,826)     (65,356)    (1,331,197)           -          603,442
   Section 29 tax credits                                 (203,071)           -              -            -       (3,212,229)
   Amortization of investment tax credits               (2,561,040)  (1,035,588)    (1,859,232)           -                -
   Low-income housing tax credits                                -            -              -            -       (5,948,888)
                                                      ------------------------------------------------------------------------------
              Total income taxes                        49,384,869   19,905,691     45,758,433      756,021        6,561,753
                                                      ------------------------------------------------------------------------------

 Preferred Dividend Requirement of Subsidiaries            914,376    2,481,290      3,310,248            -                -

                                                      ------------------------------------------------------------------------------
 Net Income / (Loss)                                   $65,531,902  $28,364,501    $67,519,573            -      $38,332,237
                                                      ==============================================================================

                                                                                                                       EXHIBIT F.2
                                                         ALLIANT ENERGY CORPORATION                                    (Continued)
                                                CONSOLIDATING STATEMENT OF INCOME (Continued)
                                                    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                WPL                                                    Consolidated
                                               Alliant        Holdings       Alliant                                      Alliant
                                               Energy        Commodities      Energy                                      Energy
                                           Nuclear, L.L.C. Trading L.L.C.   Corporation    Subtotal   Eliminations      Corporation
                                          ------------------------------------------------------------------------------------------
Operating Revenues:
   Electric                                     $-               $-            $-    $1,548,937,551     $-           $1,548,937,551
   Gas                                           -                -             -       314,318,766                     314,318,766
   Steam                                         -                -             -        28,107,630                      28,107,630
   Water                                         -                -             -         5,128,435                       5,128,435
   Non-regulated energy                          -                -             -       103,860,549                     103,860,549
   Environmental and engineering services        -                -             -        77,359,135                      77,359,135
   Affordable housing                            -                -             -        11,895,338                      11,895,338
   Oil and gas production                        -                -             -        62,584,783                      62,584,783
   Professional fees, rents and other            -                -             -       290,709,708     (244,938,809)    45,770,899
                                          ------------------------------------------------------------------------------------------
              Total operating revenues           -                -             -     2,442,901,895     (244,938,809) 2,197,963,086
                                          ------------------------------------------------------------------------------------------
 Operating Expenses:
   Electric production fuels                     -                -              -      247,136,463                     247,136,463
   Steam production fuels                        -                -              -       15,168,251                      15,168,251
   Purchased power                               -                -              -      255,446,022                     255,446,022
   Cost of gas sold                              -                -              -      180,519,248                     180,519,248
   Cost of non-regulated energy sold             -                -              -      100,772,577                     100,772,577
   Other operating                               -               81        285,523      761,609,005     (238,694,386)   522,914,619
   Maintenance                                   -                -              -      115,414,204                     115,414,204
   Depreciation and amortization                 -           46,750              -      279,087,568                     279,087,568
   Miscellaneous taxes other than
      income taxes                               -                -              -      110,457,649       (5,488,402)   104,969,247
                                          ------------------------------------------------------------------------------------------
              Total operating expenses           -           46,831        285,523    2,065,610,987     (244,182,788) 1,821,428,199
                                          ------------------------------------------------------------------------------------------

                                          ------------------------------------------------------------------------------------------
 Operating Income (Loss)                         -          (46,831)      (285,523)     377,290,908         (756,021)   376,534,887
                                          ------------------------------------------------------------------------------------------
 Interest Expense and Other:
   Interest expense                              -                -      8,229,259      136,229,275                     136,229,275
   Interest expense - intercompany               -                -            287       10,048,895      (10,048,895)             -
   Interest income                               -                -       (253,673)      (3,379,371)                     (3,379,371)
   Interest income - intercompany                -           (1,391)    (4,680,562)     (10,060,196)      10,060,196              -
   Dividend income                               -                -              -       (4,544,999)                     (4,544,999)
   Allow. for equity funds used
       during construction                       -                -              -       (4,329,892)                     (4,329,892)
   Allow. for borrowed funds used
       during construction                       -                -              -       (2,962,156)                     (2,962,156)
   Income from consolidated subsidiaries         -                -   (199,036,855)    (199,036,855)     199,036,855              -
   Equity (income)/loss in
       unconsolidated subsidiaries         548,224          117,704              -       (3,008,050)                     (3,008,050)
   Minority interest of loss                     -                -              -          240,551                         240,551
   Other (income) and deductions - net           -                -              -      (65,471,841)         (11,301)   (65,483,142)
                                          ------------------------------------------------------------------------------------------
      Total interest expense and other     548,224          116,313   (195,741,544)    (146,274,639)     199,036,855     52,762,216
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
 Income (loss) before Income
      Taxes and Preferred Dividends        (548,224)       (163,144)   195,456,021      523,565,547     (199,792,876)   323,772,671
                                          ------------------------------------------------------------------------------------------
 Income Taxes:
   Current - Federal                              -               -     (1,908,925)     119,984,726       (3,057,102)   116,927,624
           - State                                -               -          4,082       29,179,784                      29,179,784
   Deferred - Federal                             -               -        675,517      (10,246,084)       2,301,081     (7,945,003)
            - State                               -               -        103,893       (2,857,044)                     (2,857,044)
   Section 29 tax credits                         -               -              -       (3,415,300)                     (3,415,300)
   Amortization of investment
       tax credits                                -               -              -       (5,455,860)                     (5,455,860)
   Low-income housing tax credits                 -               -              -       (5,948,888)                     (5,948,888)
                                          ------------------------------------------------------------------------------------------
              Total income taxes                  -               -     (1,125,433)     121,241,334         (756,021)   120,485,313
                                          ------------------------------------------------------------------------------------------
 Preferred Dividend Requirement
     of Subsidiaries                              -               -              -        6,705,914                       6,705,914
                                          ------------------------------------------------------------------------------------------
 Net Income / (Loss)                      ($548,224)      ($163,144)  $196,581,454     $395,618,299    ($199,036,855)  $196,581,444
                                          ==========================================================================================

                                                    ALLIANT ENERGY CORPORATION                                          Exhibit F.3
                                                   CONSOLIDATING BALANCE SHEETS
                                                     AS OF DECEMBER 31, 1999


                                                                       Consolidated     Consolidated      Alliant      Consolidated
                                                                        Interstate       Wisconsin        Energy      Alliant Energy
                                                      IES Utilities       Power        Power and Light   Corporate      Resources,
 ASSETS:                                                   Inc.          Company          Company      Services, Inc.      Inc.
                                                    ------------------------------------------------------------------------------
Property, Plant and Equipment:
 Utility:
   Plant in service:
       Electric                                     $2,196,894,743    $914,156,384    $1,921,623,795            $-             $-
       Gas                                             207,769,236      74,972,344       258,132,112             -              -
       Water                                                     -               -        27,770,049             -              -
       Steam                                            59,929,363               -                 -             -              -
       Other                                           147,844,861       4,395,791       218,606,961             -              -
                                                    ------------------------------------------------------------------------------
           Subtotal                                  2,612,438,203     993,524,519     2,426,132,917             -              -
       Less - Accumulated depreciation              (1,311,995,683)   (499,097,659)   (1,266,365,840)            -              -
                                                    ------------------------------------------------------------------------------
            Total net plant in service               1,300,442,520     494,426,860     1,159,767,077             -              -
   Construction work in progress                        37,571,518      14,921,032        66,783,883             -              -
   Nuclear fuel, net of amortization                    39,284,336               -        15,078,955             -              -
                                                    ------------------------------------------------------------------------------
           Total utility plant, net                  1,377,298,374     509,347,892     1,241,629,915             -              -
 Other Property, Plant and Equipment:
   Rental property                                               -               -                 -             -    133,374,856
   Less - Accumulated depreciation                               -               -                 -             -    (27,863,427)
   Oil and gas properties                                        -               -                 -             -    243,496,909
   Less - Accumulated depreciation                               -               -                 -             -   (113,053,221)
   Other                                                 7,574,770         149,835           776,923     1,239,816    155,977,256
   Less - Accumulated depreciation                      (2,094,383)              -          (168,595)     (291,170)   (41,250,964)
                                                    ------------------------------------------------------------------------------
        Total other property, plant
             and equipment, net                          5,480,387         149,835           608,328       948,646    350,681,409
                                                    ------------------------------------------------------------------------------
              Total property, plant and equipment    1,382,778,761     509,497,727     1,242,238,243       948,646    350,681,409
                                                    ------------------------------------------------------------------------------
 Investments:
   Consolidated subsidiaries                                     -               -                 -             -              -
   Nuclear decommissioning trust funds                 105,056,048               -       166,201,953             -              -
   Investment in foreign entities                                -               -                 -             -    198,055,117
   Investment in McLeodUSA Inc.                                  -               -                 -             -  1,123,790,203
   Cash surrender value - life insurance policies        6,039,683       2,037,572         6,854,301             -        766,637
   Investment in low-income housing projects                     -               -                 -             -      8,109,675
   Other                                                    79,216       4,656,675         8,417,604             -      6,185,128
                                                    ------------------------------------------------------------------------------
              Total investments                        111,174,947       6,694,247       181,473,858             -  1,336,906,760
                                                    ------------------------------------------------------------------------------
 Current Assets:
   Cash and cash equivalents                             5,720,459       3,544,763         3,554,596     7,116,840     65,086,104
   Accounts receivable - customers                         824,083      25,224,397        (3,791,167)    1,970,865     45,323,695
   Accounts receivable - other                          13,681,409       2,893,963        10,984,283        80,082      3,259,190
   Unbilled utility revenues                            14,129,676       8,044,943        25,858,279             -              -
   Current notes receivable                                505,883         271,497           201,372             -      5,502,174
   Allowance for doubtful accounts (A/R customers)        (824,083)       (200,000)           (6,366)      (54,743)    (1,167,972)
   Allowance for doubtful accounts (A/R other)            (817,020)              -                 -             -       (136,717)
   Allowance for doubtful accounts (notes)                       -               -                 -             -       (153,163)
   Intercompany receivables (accts,notes,
       dividends,taxes, etc.)                            5,695,552       2,639,571         5,067,370    53,427,087      2,151,702
   Loan to money pools                                           -               -                 -     2,854,764              -
   Income taxes receivable                               6,006,521         480,974                 -             -      6,524,301
   Prepaid gross receipts tax                                    -               -        20,863,815             -              -
   Production fuel, at average cost                     12,311,857      16,682,522        20,662,994             -              -
   Materials and supplies, at average cost              24,722,244       5,965,824        20,439,397             -      1,312,822
   Gas stored underground, at average cost              11,462,302       3,064,382         8,624,198             -              -
   Regulatory assets                                    18,568,787      11,162,816         3,706,920             -              -
   Restricted cash                                          12,322       1,047,973                 -             -      1,627,196
   Prepayments and other                                13,501,785         279,406         5,365,892        20,268      3,071,894
                                                    ------------------------------------------------------------------------------
              Total current assets                     125,501,777      81,103,031       121,531,583    65,415,163    132,401,226
                                                    ------------------------------------------------------------------------------
 Other Assets:
   Regulatory assets                                   123,031,349      58,417,416        82,161,375             -              -
   Non-current notes receivable                            548,975       1,033,333                 -             -      9,707,792
   Restricted cash                                               -               -                 -             -      6,570,073
   Prepaid pension costs                                         -               -        38,539,334             -              -
   Unamortized debt expenses                             3,860,555       5,393,671        12,811,625             -      4,445,978
   Deferred charges and other                            8,911,635          44,808        87,378,965             -      7,836,064
                                                    ------------------------------------------------------------------------------
              Total other assets                       136,352,514      64,889,228       220,891,299             -     28,559,907
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------
 Total Assets                                       $1,755,807,999    $662,184,233    $1,766,134,983   $66,363,809 $1,848,549,302
                                                    ==============================================================================

                                                    ALLIANT ENERGY CORPORATION                                          Exhibit F.3
                                              CONSOLIDATING BALANCE SHEETS (Continued)                                  (Continued)
                                                     AS OF DECEMBER 31, 1999

                                              Alliant     WPL Holdings   Alliant                                     Consolidated
                                              Energy       Commodities   Energy                                      Alliant Energy
 ASSETS:                                  Nuclear, L.L.C. Trading L.L.C. Corporation   Subtotal      Eliminations       Corporation
                                          ------------------------------------------------------------------------------------------
Property, Plant and Equipment:
 Utility:
   Plant in service:
       Electric                                 $-           $-           $-     $5,032,674,922                $-    $5,032,674,922
       Gas                                       -            -            -        540,873,692                         540,873,692
       Water                                     -            -            -         27,770,049                          27,770,049
       Steam                                     -            -            -         59,929,363                          59,929,363
       Other                                     -            -            -        370,847,613                         370,847,613
                                          ------------------------------------------------------------------------------------------
           Subtotal                              -            -            -      6,032,095,639                 -     6,032,095,639
       Less - Accumulated depreciation           -            -            -     (3,077,459,182)                     (3,077,459,182)
                                          ------------------------------------------------------------------------------------------
           Total net plant in service            -            -            -      2,954,636,457                 -     2,954,636,457
   Construction work in progress                 -            -            -        119,276,433                         119,276,433
   Nuclear fuel, net of amortization             -            -            -         54,363,291                          54,363,291
                                          ------------------------------------------------------------------------------------------
           Total utility plant, net              -            -            -      3,128,276,181                  -    3,128,276,181
 Other Property, Plant and Equipment:
   Rental property                               -            -            -        133,374,856                         133,374,856
   Less - Accumulated depreciation               -            -            -        (27,863,427)                        (27,863,427)
   Oil and gas properties                        -            -            -        243,496,909                         243,496,909
   Less - Accumulated depreciation               -            -            -       (113,053,221)                       (113,053,221)
   Other                                         -            -            -        165,718,600           (110,544)     165,608,056
   Less - Accumulated depreciation               -            -            -        (43,805,112)                        (43,805,112)
                                          ------------------------------------------------------------------------------------------
       Total other property, plant
          and equipment, net                     -            -            -        357,868,605           (110,544)     357,758,061
                                          ------------------------------------------------------------------------------------------
       Total property, plant and equipment       -            -            -      3,486,144,786           (110,544)   3,486,034,242
                                          ------------------------------------------------------------------------------------------
 Investments:
   Consolidated subsidiaries                     -         -    1,568,848,051     1,568,848,051     (1,568,848,051)               -
   Nuclear decommissioning trust funds           -         -                -       271,258,001                         271,258,001
   Investment in foreign entities                -         -                -       198,055,117                         198,055,117
   Investment in McLeodUSA Inc.                  -         -                -     1,123,790,203                       1,123,790,203
   Cash surrender value - life
      insurance policies                         -         -        9,165,937        24,864,130                          24,864,130
   Investment in low-income
       housing projects                          -         -                -         8,109,675                           8,109,675
   Other                                   501,776         -        7,051,692        26,892,091                          26,892,091
                                          ------------------------------------------------------------------------------------------
              Total investments            501,776         -    1,585,065,680     3,221,817,268     (1,568,848,051)   1,652,969,217
                                          ------------------------------------------------------------------------------------------
 Current Assets:
   Cash and cash equivalents                     -         -       28,646,663       113,669,425                         113,669,425
   Accounts receivable - customers               -         -                -        69,551,873                          69,551,873
   Accounts receivable - other                   -         -          150,000        31,048,927                          31,048,927
   Unbilled utility revenues                     -         -                -        48,032,898                          48,032,898
   Current notes receivable                      -         -                -         6,480,926                           6,480,926
   Allowance for doubtful accounts
      (A/R customers)                            -         -                -        (2,253,164)                         (2,253,164)
   Allowance for doubtful accounts (A/R other)   -         -                -          (953,737)                           (953,737)
   Allowance for doubtful accounts (notes)       -         -                -          (153,163)                           (153,163)
   Intercompany receivables (accts,
       notes, dividends,taxes,etc.)              -         -          123,746        69,105,028        (69,105,028)               -
   Loan to money pools                           -         -      219,116,547       221,971,311       (221,971,311)               -
   Income taxes receivable                       -         -        1,599,214        14,611,010                          14,611,010
   Prepaid gross receipts tax                    -         -                -        20,863,815                          20,863,815
   Production fuel, at average cost              -         -                -        49,657,373                          49,657,373
   Materials and supplies, at average cost       -         -                -        52,440,287                          52,440,287
   Gas stored underground, at average cost       -         -                -        23,150,882                          23,150,882
   Regulatory assets                             -         -                -        33,438,523                          33,438,523
   Restricted cash                               -         -                -         2,687,491                           2,687,491
   Prepayments and other                         -         -        1,473,525        23,712,770                          23,712,770
                                          ------------------------------------------------------------------------------------------
              Total current assets               -         -      251,109,695       777,062,475       (291,076,339)     485,986,136
                                          ------------------------------------------------------------------------------------------
 Other Assets:
   Regulatory assets                             -         -                -       263,610,140                         263,610,140
   Non-current notes receivable                  -         -                -        11,290,100                          11,290,100
   Restricted cash                               -         -                -         6,570,073                           6,570,073
   Prepaid pension costs                         -         -                -        38,539,334                          38,539,334
   Unamortized debt expenses                     -         -                -        26,511,829                          26,511,829
   Deferred charges and other                    -         -                -       104,171,472                         104,171,472
                                          ------------------------------------------------------------------------------------------
              Total other assets                 -         -                -       450,692,948                  -      450,692,948
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
 Total Assets                             $501,776        $-   $1,836,175,375    $7,935,717,477    ($1,860,034,934)  $6,075,682,543
                                          ==========================================================================================

                                                                                                                    Exhibit F.3
                                                    ALLIANT ENERGY CORPORATION                                       (Continued)
                                              CONSOLIDATING BALANCE SHEETS (Continued)
                                                     AS OF DECEMBER 31, 1999

                                                                                                                       Consolidated
                                                                     Consolidated       Consolidated       Alliant       Alliant
                                                                      Interstate          Wisconsin        Energy        Energy
                                                        IES              Power         Power and Light    Corporate     Resources,
 CAPITALIZATION AND LIABILITIES:                     Utilities Inc.     Company           Company       Services, Inc.     Inc.
                                                   ---------------------------------------------------------------------------------
Capitalization:
   Common stock and additional paid-in capital        $312,469,055    $142,968,841      $295,621,214           $1      $232,508,483
   Retained earnings                                   252,953,281      81,548,421       303,475,479            -       (53,198,500)
    Other comprehensive income:
        Unrealized security gains (FAS 115)                      -               -                 -            -       644,480,658
        Cumulative foreign currency translation
            adjustments                                          -               -                 -            -        (9,578,208)
                                                   ---------------------------------------------------------------------------------
              Total common equity                      565,422,336     224,517,262       599,096,693            1       814,212,433
                                                   ---------------------------------------------------------------------------------

   Preferred stock (optional sinking fund)              18,320,300      10,819,050        59,963,000            -                 -
   Preferred stock (mandatory sinking fund)                      -      24,536,242                 -            -                 -
   Long-term debt (excluding current portion)          551,078,297     170,313,103       414,673,499            -       326,699,789
                                                   ---------------------------------------------------------------------------------
              Total capitalization                   1,134,820,933     430,185,657     1,073,733,192            1     1,140,912,222
                                                   ---------------------------------------------------------------------------------

 Current liabilities:
   Current mat. & sink. funds of long-term
       debt & pref. stock                               51,196,000               -         1,875,000            -         1,723,760
   Variable rate demand bonds                                    -               -        55,100,000            -                 -
   Borrowings from money pools                          56,945,810      39,197,691       125,749,174            -            78,636
   Commercial paper                                              -               -                 -            -       138,848,000
   Notes payable                                                 -               -                 -            -            46,043
   Capital lease obligation                             13,307,583          13,814                 -            -                 -
   Accounts payable                                     41,273,444      12,817,455        88,244,938   25,706,180        23,116,148
   Dividends payable - common                                    -               -                 -            -                 -
   Dividends payable - preferred                           228,431         598,630           434,566            -                 -
   Intercompany payables (accts,notes,dividends,
       taxes,etc.)                                      17,437,900      10,171,799        25,305,932   13,800,737         1,815,323
   Accrued payroll and vacations                         7,815,921       1,647,863         7,498,959    6,893,428         5,706,723
   Accrued interest                                     10,833,074       2,511,804         6,903,030            -         4,418,963
   Accrued income taxes                                          -               -         5,721,171      506,417         7,262,164
   Accrued other taxes (property, payroll, etc.)        44,258,709      14,648,178           817,508      212,445         5,398,855
   Accumulated refueling outage provision                1,454,807               -                 -            -                 -
   Environmental liabilities                             5,529,704       1,662,000           600,073            -            16,012
   Other current liabilities                             8,588,466       6,818,701         8,307,828   16,763,275         9,237,992
                                                    --------------------------------------------------------------------------------
              Total current liabilities                258,869,849      90,087,935       326,558,179   63,882,482       197,668,619
                                                    --------------------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                   225,961,115      91,787,382       235,838,032   (9,605,351)      480,489,098
   Accumulated deferred investments tax credit          26,682,061      13,864,270        31,310,672            -                 -
   Pension and other benefit obligations                27,733,932       9,160,341                 -   11,950,462         3,380,379
   Capital lease obligation                             25,976,753          64,743                 -            -                 -
   Environmental liabilities                            26,291,519      15,056,965        10,861,470            -        13,116,730
   Customer advances                                     3,060,349         393,442        34,642,513            -                 -
   Minority interest                                             -               -                 -            -         7,208,013
   Other                                                26,411,488      11,583,498        53,190,925      136,215         5,774,241
                                                    --------------------------------------------------------------------------------
              Total long-term liabilities              362,117,217     141,910,641       365,843,612    2,481,326       509,968,461
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
 Total Liabilities and Capitalization               $1,755,807,999    $662,184,233    $1,766,134,983   $66,363,809   $1,848,549,302
                                                    ================================================================================

                                                                                                                 Exhibit F.3
                                                    ALLIANT ENERGY CORPORATION                                   (Continued)
                                              CONSOLIDATING BALANCE SHEETS (Continued)
                                                     AS OF DECEMBER 31, 1999

                                                        WPL                                                           Consolidated
                                        Alliant       Holdings      Alliant                                              Alliant
                                        Energy      Commodities     Energy                                                Energy
 CAPITALIZATION AND LIABILITIES:    Nuclear, L.L.C. Trading L.L.C. Corporation      Subtotal        Eliminations        Corporation
                                    ------------------------------------------------------------------------------------------------
Capitalization:
   Common stock and additional
        paid-in capital                $1,050,000         $-     $943,198,128   $1,927,815,722    ($984,617,594)       $943,198,128
   Retained earnings                     (548,224)         -      577,568,495    1,161,798,952     (584,334,764)        577,464,188
    Other comprehensive income:
        Unrealized security
           gains (FAS 115)                     -           -                -      644,480,658                          644,480,658
        Cumulative foreign currency
           translation adjustments             -           -                -       (9,578,208)                          (9,578,208)
                                      ----------------------------------------------------------------------------------------------
              Total common equity         501,776          -    1,520,766,623    3,724,517,124   (1,568,952,358)      2,155,564,766
                                      ----------------------------------------------------------------------------------------------

   Preferred stock (optional
       sinking fund)                            -          -                -       89,102,350                           89,102,350
   Preferred stock (mandatory
       sinking fund)                            -          -                -       24,536,242                           24,536,242
   Long-term debt (excluding
       current portion)                         -          -       24,000,000    1,486,764,688                        1,486,764,688
                                      ----------------------------------------------------------------------------------------------
              Total capitalization        501,776          -    1,544,766,623    5,324,920,404   (1,568,952,358)      3,755,968,046
                                      ----------------------------------------------------------------------------------------------

 Current liabilities:
   Current mat. & sink. funds
       of long-term
       debt & pref. stock                       -          -                -       54,794,760                           54,794,760
   Variable rate demand bonds                   -          -                -       55,100,000                           55,100,000
   Borrowings from money pools                  -          -                -      221,971,311     (221,971,311)                  -
   Commercial paper                             -          -      235,825,000      374,673,000                          374,673,000
   Notes payable                                -          -       50,000,000       50,046,043                           50,046,043
   Capital lease obligation                     -          -                -       13,321,397                           13,321,397
   Accounts payable                             -          -           64,626      191,222,791          (74,068)        191,148,723
   Dividends payable - common                   -          -        1,013,664        1,013,664                            1,013,664
   Dividends payable - preferred                -          -                -        1,261,627                -           1,261,627
   Intercompany payables (accts,notes,
       dividends,taxes,etc.)                    -          -          499,269       69,030,960      (69,030,960)                  -
   Accrued payroll and vacations                -          -                -       29,562,894                           29,562,894
   Accrued interest                             -          -          150,674       24,817,545                           24,817,545
   Accrued income taxes                         -          -                -       13,489,752                           13,489,752
   Accrued other taxes (property,
       payroll, etc.)                           -          -                -       65,335,695                           65,335,695
   Accumulated refueling outage
       provision                                -          -                -        1,454,807                            1,454,807
   Environmental liabilities                    -          -                -        7,807,789                            7,807,789
   Other current liabilities                    -          -           81,015       49,797,277                           49,797,277
                                       ---------------------------------------------------------------------------------------------
              Total current
                  liabilities                   -          -      287,634,248    1,224,701,312     (291,076,339)        933,624,973
                                       ---------------------------------------------------------------------------------------------

 Deferred Credits and Other
     Non-current
       Liabilities:
   Accumulated deferred income taxes            -           -      (5,988,014)   1,018,482,262                        1,018,482,262
   Accumulated deferred investments
       tax credit                               -           -               -       71,857,003                           71,857,003
   Pension and other benefit
       obligations                              -           -       9,762,518       61,987,632                           61,987,632
   Capital lease obligation                     -           -               -       26,041,496                           26,041,496
   Environmental liabilities                    -           -               -       65,326,684                           65,326,684
   Customer advances                            -           -               -       38,096,304                           38,096,304
   Minority interest                            -           -               -        7,208,013                            7,208,013
   Other                                        -           -               -       97,096,367          (6,237)          97,090,130
                                        --------------------------------------------------------------------------------------------
              Total long-term
                  liabilities                   -           -       3,774,504    1,386,095,761          (6,237)       1,386,089,524
                                        --------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization    $501,776          $-  $1,836,175,375   $7,935,717,477 ($1,860,034,934)      $6,075,682,543
                                        ============================================================================================

                                                                                                                        Exhibit F.4
 ALLIANT ENERGY CORPORATION
 CONSOLIDATING STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                     Consolidated     Consolidated    Alliant Energy
                                                                         IES      Interstate Power  Wisconsin Power     Corporate
                                                                    Utilities Inc.    Company      and Light Company  Services, Inc.
                                                                   -----------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                 $66,446,278      $30,845,791      $70,829,821              $-
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                   101,052,826       33,259,408      113,036,726               -
     Amortization of nuclear fuel                                     11,400,135                -        6,093,808               -
     Amort. of def. energy efficiency expend.                         15,999,741        9,435,602                -               -
     Deferred taxes and investment tax credits                        (6,399,094)      (1,468,526)     (12,618,026)     (2,301,081)
     Refueling outage provision                                       (5,150,266)               -                -               -
     Impairment of oil and gas properties                                      -                -                -               -
     Gain on disposition of assets                                       (29,087)      (2,196,669)        (158,143)              -
     Other                                                             1,383,915          889,537        2,589,726               -
   Other changes in assets and liabilities:
   Accounts receivable                                                (2,978,549)      (7,192,742)     (13,422,942)     (2,047,485)
   Notes receivable                                                     (120,428)        (271,497)        (201,372)              -
   Production fuel, at average cost                                     (448,481)       5,489,301         (557,894)              -
   Materials and supplies, at average cost                               869,232          732,207         (414,429)              -
   Gas stored underground, at average cost                               821,404          (73,161)       2,113,945               -
   Accounts payable                                                   (7,728,474)      (1,358,306)       8,482,287      (2,909,583)
   Accrued taxes                                                     (11,035,860)      (4,273,772)       5,799,090         517,343
   Other                                                              (2,381,133)       1,842,841      (18,592,993)     19,066,841
                                                                   -----------------------------------------------------------------
        Net cash flows from (used for) operating activities          161,702,159       65,660,014      162,979,604      12,326,035
                                                                   -----------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                          (87,950,776)     (32,558,851)     (58,352,870)              -
     Preferred stock dividends                                          (914,376)      (2,481,289)      (3,310,248)              -
     Proceeds from issuance of common stock, net of treasury stock             -                -                -               -
     Capital contribution from parent                                          -                -       30,000,000               -
     Net change in Alliant Energy Resources, Inc. credit facility              -                -                -               -
     Proceeds from issuance of long-term debt                                  -       10,950,000                -               -
     Reductions of long-term debt                                    (50,140,000)     (10,950,000)               -               -
     Net change in short-term borrowings                                       -                -      (50,000,000)              -
     Net change in borrowings from / (loans to) money pools           56,945,810       17,340,604       98,950,607     (10,884,850)
     Principal payments under capital lease obligations              (12,887,493)               -                -               -
     Net change in dividends payable                                  (4,839,424)             (35)              30               -
     Other                                                               (18,537)        (121,804)               -               -
                                                                   -----------------------------------------------------------------
         Net cash flows from (used for) financing activities         (99,804,796)     (17,821,375)      17,287,519     (10,884,850)
                                                                   -----------------------------------------------------------------

 Cash flows used for investing activities:
     Construction and acquisition expenditures:
        Utility                                                     (107,341,976)     (45,362,593)    (131,912,834)              -
        Other                                                             (3,958)         (31,653)        (113,493)       (688,125)
     Nuclear decommissioning trust fund contributions                 (6,008,004)               -      (16,092,000)              -
     Shared savings expenditures, net                                          -       (4,760,176)     (31,085,359)              -
     Proceeds from the disposition of assets                             106,872        2,954,991          236,817               -
     Other                                                              (834,125)      (3,699,507)         442,982         172,157
                                                                   -----------------------------------------------------------------
        Net cash flows used for investing activities                (114,081,191)     (50,898,938)    (178,523,887)       (515,968)
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash invest.              (52,183,828)      (3,060,299)       1,743,236         925,217
                                                                   -----------------------------------------------------------------
 Cash and temporary cash investments at beginning of period           57,904,287        6,605,062        1,811,360       6,191,623
                                                                   -----------------------------------------------------------------
 Cash and temporary cash investments at end of period                 $5,720,459       $3,544,763       $3,554,596      $7,116,840
                                                                   =================================================================

                                                                                                             Exhibit F.4 (Continued)
 ALLIANT ENERGY CORPORATION
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                               WPL
                                                                       Consolidated                         Holdings       Alliant
                                                                      Alliant Energy     Alliant Energy    Commodities     Energy
                                                                     Resources, Inc.    Nuclear, L.L.C.   Trading L.L.C. Corporation
                                                                    ----------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                   $38,332,237        ($548,224)      ($163,144)   $196,581,454
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                      31,691,858                -          46,750               -
     Amortization of nuclear fuel                                                -                -               -               -
     Amort. of def. energy efficiency expend.                                    -                -               -               -
     Deferred taxes and investment tax credits                           3,448,329                -               -         779,410
     Refueling outage provision                                                  -                -               -               -
     Impairment of oil and gas properties                                3,276,110                -               -               -
     Gain on disposition of assets                                     (59,285,657)               -               -               -
     Other                                                              (2,152,561)         548,224         117,704         800,973
   Other changes in assets and liabilities:
     Accounts receivable                                                (1,541,492)               -               -       6,729,992
     Notes receivable                                                    7,658,006                -               -               -
     Production fuel, at average cost                                            -                -               -               -
     Materials and supplies, at average cost                              (136,831)               -               -               -
     Gas stored underground, at average cost                                     -                -               -               -
     Accounts payable                                                     (473,232)               -               -         109,678
     Accrued taxes                                                       5,383,126                -               -      (2,485,845)
     Other                                                               6,361,278                -         (46,751)     (3,990,755)
                                                                     ---------------------------------------------------------------
        Net cash flows from (used for) operating activities             32,561,171                -         (45,441)    198,524,907
                                                                     ---------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                             (8,161,113)               -         163,144    (156,489,089)
     Preferred stock dividends                                                   -                -               -               -
     Proceeds from issuance of common stock, net of treasury stock               -                -               -      36,491,139
     Capital contribution from parent                                            -                -               -               -
     Net change in Alliant Energy Resources, Inc. credit facility     (113,657,000)               -               -               -
     Proceeds from issuance of long-term debt                          270,349,272                -               -               -
     Reductions of long-term debt                                      (34,430,194)               -               -               -
     Net change in short-term borrowings                                (1,738,366)               -               -     221,325,000
     Net change in borrowings from / (loans to) money pools                 78,636                -               -    (216,159,912)
     Principal payments under capital lease obligations                          -                -               -               -
     Net change in dividends payable                                             -                -               -          13,484
     Other                                                                (657,118)       1,050,000               -               -
                                                                     ---------------------------------------------------------------
         Net cash flows from (used for) financing activities           111,784,117        1,050,000         163,144    (114,819,378)
                                                                     ---------------------------------------------------------------

 Cash flows used for investing activities:
     Construction and acquisition expenditures:
        Utility                                                                  -       (1,050,000)              -               -
        Other                                                         (192,066,804)               -               -               -
     Nuclear decommissioning trust fund contributions                            -                -               -               -
     Shared savings expenditures, net                                            -                -               -               -
     Proceeds from the disposition of assets                            90,145,534                -               -               -
     Other                                                               9,730,196                -        (117,703)    (55,171,039)
                                                                     ---------------------------------------------------------------
        Net cash flows used for investing activities                   (92,191,074)      (1,050,000)       (117,703)    (55,171,039)
                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash invest.                 52,154,214                -               -      28,534,490
                                                                     ---------------------------------------------------------------
 Cash and temporary cash investments at beginning of period             12,931,890                -               -         112,173
                                                                     ---------------------------------------------------------------
 Cash and temporary cash investments at end of period                  $65,086,104               $-              $-     $28,646,663
                                                                     ===============================================================

                                                                                                             Exhibit F.4 (Continued)
 ALLIANT ENERGY CORPORATION
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                     Consolidated
                                                                                                                        Alliant
                                                                                                                         Energy
                                                                          Subtotal          Eliminations              Corporation
                                                                      --------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                    $402,324,213        ($205,742,769)           $196,581,444
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                       279,087,568                                  279,087,568
     Amortization of nuclear fuel                                         17,493,943                                   17,493,943
     Amort. of def. energy efficiency expend.                             25,435,343                                   25,435,343
     Deferred taxes and investment tax credits                           (18,558,988)           2,301,081             (16,257,907)
     Refueling outage provision                                           (5,150,266)                                  (5,150,266)
     Impairment of oil and gas properties                                  3,276,110                                    3,276,110
     Gain on disposition of assets                                       (61,669,556)                                 (61,669,556)
     Other                                                                 4,177,518                    -               4,177,518
   Other changes in assets and liabilities:
   Accounts receivable                                                   (20,453,218)           4,046,284             (16,406,934)
   Notes receivable                                                        7,064,709                   -                7,064,709
   Production fuel, at average cost                                        4,482,926                                    4,482,926
   Materials and supplies, at average cost                                 1,050,179                                    1,050,179
   Gas stored underground, at average cost                                 2,862,188                                    2,862,188
   Accounts payable                                                       (3,877,630)          (9,271,000)            (13,148,630)
   Accrued taxes                                                          (6,095,918)                   -              (6,095,918)
   Other                                                                   2,259,328           (1,915,626)                343,702
                                                                   -----------------------------------------------------------------
        Net cash flows from (used for) operating activities              633,708,449         (210,582,030)            423,126,419
                                                                   -----------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                             (343,349,555)         186,860,466            (156,489,089)
     Preferred stock dividends                                            (6,705,913)           6,705,913                       -
     Proceeds from issuance of common stock, net of treasury stock        36,491,139                                   36,491,139
     Capital contribution from parent                                     30,000,000          (30,000,000)                      -
     Net change in Alliant Energy Resources, Inc. credit facility       (113,657,000)                                (113,657,000)
     Proceeds from issuance of long-term debt                            281,299,272                                  281,299,272
     Reductions of long-term debt                                        (95,520,194)                                 (95,520,194)
     Net change in short-term borrowings                                 169,586,634                    -             169,586,634
     Net change in borrowings from / (loans to) money pools                        -           53,729,105                       -
     Principal payments under capital lease obligations                  (12,887,493)                                 (12,887,493)
     Net change in dividends payable                                          13,316            4,839,261                  13,316
     Other                                                                30,252,541           (5,996,685)             (5,744,144)
                                                                   -----------------------------------------------------------------
         Net cash flows from (used for) financing activities             (24,477,253)         216,138,060             103,092,441
                                                                   -----------------------------------------------------------------

 Cash flows used for investing activities:
     Construction and acquisition expenditures:
        Utility                                                         (285,667,403)                                (285,667,403)
        Other                                                           (192,904,033)                                (192,904,033)
     Nuclear decommissioning trust fund contributions                    (22,100,004)                                 (22,100,004)
     Shared savings expenditures, net                                    (35,845,535)                                 (35,845,535)
     Proceeds from the disposition of assets                              93,444,214                                   93,444,214
     Other                                                               (49,477,039)          48,173,075              (1,303,964)
                                                                   -----------------------------------------------------------------
        Net cash flows used for investing activities                    (492,549,800)          48,173,075            (444,376,725)
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash invest.                  116,681,396           53,729,105              81,842,135
                                                                   -----------------------------------------------------------------
 Cash and temporary cash investments at beginning of period               31,827,290          (53,729,105)             31,827,290
                                                                   -----------------------------------------------------------------
 Cash and temporary cash investments at end of period                   $148,508,686                   $-            $113,669,425
                                                                   =================================================================

                                            ALLIANT ENERGY CORPORATION                                                  Exhibit F.5
                                    CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                         FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                  Consolidated       Consolidated   Alliant Energy     Consolidated
                                                   IES          Interstate Power    Wisconsin Power    Corporate      Alliant Energy
                                              Utilities Inc.         Company      and Light Company  Services, Inc.  Resources, Inc.
                                              --------------------------------------------------------------------------------------
Balance at January 1, 1999                    $275,372,155         $85,742,771       $294,308,776        $-            ($83,369,624)
   Net income (loss)                            66,446,278          30,845,790         70,829,821         -              38,332,237
   Cash dividends declared on common stock     (87,950,776)        (32,558,851)       (58,352,870)        -              (8,161,113)
   Cash dividends declared on preferred stock     (914,376)         (2,481,289)        (3,310,248)        -                       -
                                              --------------------------------------------------------------------------------------
Balance at December 31, 1999                  $252,953,281         $81,548,421       $303,475,479        $-            ($53,198,500)
                                              ======================================================================================







                                             ALLIANT ENERGY CORPORATION                                                 Exhibit F.5
                               CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)                                 (Continued)
                                         FOR THE YEAR ENDED DECEMBER 31, 1999


                                                  WPL                                                                 Consolidated
                                Alliant         Holdings          Alliant                                                Alliant
                                Energy        Commodities         Energy                                                 Energy
                             Nuclear, L.L.C.  Trading L.L.C.     Corporation         Subtotal       Eliminations       Corporation
                             -------------------------------------------------------------------------------------------------------
Balance at January 1, 1999           $-                $-      $537,476,130      $1,109,530,208    ($572,158,375)    $537,371,833
   Net income (loss)           (548,224)        (163,144)       196,581,454         402,324,212     (205,742,768)     196,581,444
   Cash dividends declared
       on common stock                -          163,144       (156,489,089)       (343,349,555)     186,860,466     (156,489,089)
   Cash dividends declared
       on preferred stock             -                -                  -          (6,705,913)       6,705,913                -
                             -------------------------------------------------------------------------------------------------------
Balance at December 31, 1999  ($548,224)               $-      $577,568,495      $1,161,798,952    ($584,334,764)    $577,464,188
                             =======================================================================================================

                                                                                                                    Exhibit F.6
                                                 ALLIANT ENERGY RESOURCES, INC.
                                               CONSOLIDATING STATEMENT OF INCOME
                                              FOR THE YEAR ENDED DECEMBER 31, 1999


                                                     Consolidated    Consolidated   Consolidated    Consolidated
                                                        Alliant         Alliant       Alliant          Alliant           Capital
                                                        Energy          Energy         Energy          Energy             Square
                                                      Industrial    International, Investments,    Transportation,      Financial
                                                    Services, Inc.       Inc.           Inc.            Inc.           Corporation
                                                 -----------------------------------------------------------------------------------
Operating Revenues:
   Steam                                              $1,394,549             $-            $-                 $-                $-
   Non-regulated energy                              103,860,549              -             -                  -                 -
   Environmental and engineering services             77,359,135              -             -                  -                 -
   Affordable housing                                     45,917              -    11,849,421                  -                 -
   Oil and gas production                             62,584,783              -             -                  -                 -
   Professional fees, rents and other                 13,298,811              -    12,943,921         21,675,115           893,708
                                                -----------------------------------------------------------------------------------
              Total operating revenues               258,543,744              -    24,793,342         21,675,115           893,708
                                                -----------------------------------------------------------------------------------

 Operating Expenses:
   Cost of non-regulated energy sold                 100,772,577              -             -                  -                 -
   Other operating                                   116,858,555      6,777,254    16,991,829          8,003,922           225,107
   Maintenance                                         1,547,958              -     1,128,659          1,852,241                 -
   Depreciation and amortization                      24,264,187        215,127     5,040,330          1,929,227            36,070
   Miscellaneous taxes other than income taxes         5,721,000              -     2,006,227          1,564,775               415
                                                -----------------------------------------------------------------------------------
              Total operating expenses               249,164,277      6,992,381    25,167,045         13,350,165           261,592
                                                -----------------------------------------------------------------------------------

                                                ----------------------------------------------------------------------------------
 Operating Income (Loss)                               9,379,467     (6,992,381)     (373,703)         8,324,950           632,116
                                                -----------------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                       69,229       (299,886)    5,404,700            (20,608)           35,489
   Interest expense - intercompany                     8,769,676      8,390,875     2,886,018          1,298,089            30,422
   Interest income                                       (90,887)    (1,090,692)   (2,308,426)                 -          (590,515)
   Interest income - intercompany                       (719,360)             -      (517,631)          (178,454)         (187,909)
   Dividend income                                             -     (4,533,913)            -                  -                 -
   Income from consolidated subsidiaries                       -              -             -                  -                 -
   Equity (income)/loss in unconsolidated
       subsidiaires                                     (833,760)       741,187    (2,929,105)                 -                 -
   Minority interest of loss                              89,163              -        82,488             68,900                 -
   Other (income) and deductions - net               (11,364,078)    (6,939,640)  (39,914,590)        (1,133,105)           (7,417)
                                                ----------------------------------------------------------------------------------
              Total interest expense and other        (4,080,017)    (3,732,069)  (37,296,546)            34,822          (719,930)
                                                ----------------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------------
 Income (Loss) Before Income Taxes
     and Preferred Dividends                          13,459,484     (3,260,312)   36,922,843          8,290,128         1,352,046
                                                -----------------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                   1,017,969     (1,123,644)   11,038,397          2,328,406           472,813
           - State                                       828,411     (1,097,846)    1,637,917            617,741            69,459
   Deferred - Federal                                  2,537,718       (544,377)      780,010            298,868                 -
            - State                                      565,759       (132,691)      122,861             56,772                 -
   Section 29 tax credits                             (3,212,229)             -             -                  -                 -
   Low-income housing tax credits                        (25,699)             -    (5,923,189)                 -                 -
                                                -----------------------------------------------------------------------------------
              Total income taxes                       1,711,929     (2,898,558)    7,655,996          3,301,787           542,272
                                                -----------------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------------
 Net Income / (Loss)                                 $11,747,555      ($361,754)  $29,266,847         $4,988,341          $809,774
                                                ===================================================================================

                                                                                                                    Exhibit F.6
                                                 ALLIANT ENERGY RESOURCES, INC.                                     (Continued)
                                          CONSOLIDATING STATEMENT OF INCOME (Continued)
                                              FOR THE YEAR ENDED DECEMBER 31, 1999


                                               Alliant       WPL                                                      Consolidated
                                               Energy      Holdings      Alliant                                        Alliant
                                             do Brasil    Commodities    Energy                                          Energy
                                              Limitada  Trading L.L.C.  Resources     Subtotal      Eliminations     Resources, Inc.
                                           -----------------------------------------------------------------------------------------
Operating Revenues:
   Steam                                          $-           $-              $-       $1,394,549             $-        $1,394,549
   Non-regulated energy                            -            -               -      103,860,549                      103,860,549
   Environmental and engineering
       services                                    -            -               -       77,359,135                       77,359,135
   Affordable housing                              -            -               -       11,895,338                       11,895,338
   Oil and gas production                          -            -               -       62,584,783                       62,584,783
   Professional fees, rents and other              -            -         569,452       49,381,007     (1,446,113)       47,934,894
                                           -----------------------------------------------------------------------------------------
              Total operating revenues             -            -         569,452      306,475,361     (1,446,113)      305,029,248
                                           -----------------------------------------------------------------------------------------

 Operating Expenses:
   Cost of non-regulated energy sold               -            -               -      100,772,577                      100,772,577
   Other operating                           306,316            -      11,539,483      160,702,466     (1,446,113)      159,256,353
   Maintenance                                     -            -           9,776        4,538,634                        4,538,634
   Depreciation and amortization               5,977       11,372         189,568       31,691,858                       31,691,858
   Miscellaneous taxes other than
       income taxes                                -            -         686,258        9,978,675                        9,978,675
                                           -----------------------------------------------------------------------------------------
              Total operating expenses       312,293       11,372      12,425,085      307,684,210     (1,446,113)      306,238,097
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
 Operating Income (Loss)                    (312,293)     (11,372)    (11,855,633)      (1,208,849)             -        (1,208,849)
                                           -----------------------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                -            -      19,681,069       24,869,993                       24,869,993
   Interest expense - intercompany                 -        1,815       1,542,127       22,919,022    (22,917,617)            1,405
   Interest income                                 -            -        (573,665)      (4,654,185)                      (4,654,185)
   Interest income - intercompany                  -       (2,260)    (21,325,127)     (22,930,741)    22,917,617           (13,124)
   Dividend income                                 -            -               -       (4,533,913)                      (4,533,913)
   Income from consolidated subsidiaries           -            -     (46,138,476)     (46,138,476)    46,138,476                 -
   Equity (income)/loss in unconsolidated
       subsidiaires                                -   (5,013,490)              -       (8,035,168)     5,002,560        (3,032,608)
   Minority interest of loss                       -            -               -          240,551              -           240,551
   Other (income) and deductions - net             -            3         377,869      (58,980,958)                     (58,980,958)
                                           -----------------------------------------------------------------------------------------
              Total interest expense
                  and other                        -   (5,013,932)    (46,436,203)     (97,243,875)    51,141,036       (46,102,839)
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
 Income (Loss) Before Income Taxes
     and Preferred Dividends                (312,293)   5,002,560      34,580,570       96,035,026    (51,141,036)       44,893,990

                                           -----------------------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                               -            -      (3,508,759)      10,225,182                       10,225,182
           - State                                 -            -          (6,323)       2,049,359                        2,049,359
   Deferred - Federal                              -            -        (227,332)       2,844,887                        2,844,887
            - State                                -            -          (9,259)         603,442                          603,442
   Section 29 tax credits                          -            -               -       (3,212,229)                      (3,212,229)
   Low-income housing tax credits                  -            -               -       (5,948,888)                      (5,948,888)
                                           -----------------------------------------------------------------------------------------
              Total income taxes                   -            -      (3,751,673)       6,561,753             -          6,561,753
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
 Net Income / (Loss)                       ($312,293)  $5,002,560     $38,332,243      $89,473,273  ($51,141,036)       $38,332,237
                                           =========================================================================================

                                                                                                                       Exhibit F.7
                                                      ALLIANT ENERGY RESOURCES, INC.
                                                       CONSOLIDATING BALANCE SHEETS
                                                         AS OF DECEMBER 31, 1999


                                                     Consolidated   Consolidated    Consolidated       Consolidated
                                                       Alliant        Alliant         Alliant            Alliant         Capital
                                                        Energy         Energy          Energy            Energy           Square
                                                      Industrial   International,  Investments,      Transportation,    Financial
                                                     Services, Inc.     Inc.            Inc.              Inc.         Corporation
                                                    -------------------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Rental property                                              $-            $-       133,374,856                 $-            $-
   Less - Accumulated depreciation                               -             -       (27,863,427)                 -             -
   Oil and gas properties                              243,496,909             -                 -                  -             -
   Less - Accumulated depreciation                    (113,053,221)            -                 -                  -             -
   Other                                                76,508,052        29,927        20,188,510         61,074,080        38,381
   Less - Accumulated depreciation                     (17,561,083)      (10,963)       (6,029,321)       (16,860,093)      (21,851)
                                                     -------------------------------------------------------------------------------
              Total property, plant and equipment      189,390,657        18,964       119,670,618         44,213,987        16,530
                                                     -------------------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                     -             -                 -                  -             -
   Investment in foreign entities                                -   197,573,976           481,141                  -             -
   Investment in McLeodUSA Inc.                                  -             -     1,123,790,203                  -             -
   Cash surrender value - life insurance policies                -             -                 -                  -             -
   Investment in low-income housing projects                     -             -         8,109,675                  -             -
   Other                                                         -             -         4,776,993                  -        24,975
                                                     -------------------------------------------------------------------------------
              Total investments                                  -   197,573,976     1,137,158,012                  -        24,975
                                                     -------------------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                             6,799,952     1,772,389         6,857,905             92,081        61,282
   Accounts receivable - customers                      39,561,179             -           766,224          4,996,292             -
   Accounts receivable - other                           1,174,009        63,528         1,985,195                  -         1,235
   Current notes receivable                                  9,962             -         2,818,812                  -     2,673,400
   Allowance for doubtful accounts (A/R cust)           (1,128,680)            -           (39,292)                 -             -
   Allowance for doubtful accounts (A/R other)                   -             -          (136,717)                 -             -
   Allowance for doubtful accounts (notes)                       -             -          (153,163)                 -             -
   Interco. receivables (accts, notes, divds, taxes)       820,923             -           685,240            175,737       448,005
   Loan to money pools                                   8,588,496             -         3,400,120                  -     3,990,371
   Income taxes receivable                               1,184,214       231,222         3,965,573             51,628        93,003
   Materials and supplies, at average cost                 154,545             -            79,930          1,078,347             -
   Restricted cash                                               -             -         1,627,196                  -             -
   Prepayments and other                                 1,992,590             -           325,410             69,513         5,113
                                                     -------------------------------------------------------------------------------
              Total current assets                      59,157,190     2,067,139        22,182,433          6,463,598     7,272,409
                                                     -------------------------------------------------------------------------------

 Other Assets:
   Non-current notes receivable                                  -             -         8,436,433                  -     1,271,359
   Restricted cash                                               -             -         5,245,820                  -     1,324,253
   Unamortized debt expenses                                     -             -             9,524                  -             -
   Deferred charges and other                            3,498,946       255,761         3,646,777             69,612       181,916
                                                     -------------------------------------------------------------------------------
              Total other assets                         3,498,946       255,761        17,338,554             69,612     2,777,528
                                                     -------------------------------------------------------------------------------

                                                     -------------------------------------------------------------------------------
 Total Assets                                         $252,046,793  $199,915,840    $1,296,349,617        $50,747,197   $10,091,442
                                                     ===============================================================================

                                                                                                                     Exhibit F.7
                                                      ALLIANT ENERGY RESOURCES, INC.                                 (Continued)
                                                 CONSOLIDATING BALANCE SHEETS (Continued)
                                                         AS OF DECEMBER 31, 1999


                                              Alliant         WPL                                                     Consolidated
                                              Energy       Holdings        Alliant                                       Alliant
                                             do Brasil    Commodities       Energy                                       Energy
                                              Limitada  Trading L.L.C.     Resources     Subtotal      Eliminations  Resources, Inc.
                                          ----------------------------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
    Rental property                               $-          $-                $-       133,374,856             $-      133,374,856
   Less - Accumulated depreciation                -           -                 -       (27,863,427)                    (27,863,427)
   Oil and gas properties                         -           -                 -       243,496,909                     243,496,909
   Less - Accumulated depreciation                -           -                 -      (113,053,221)                   (113,053,221)
   Other                                    100,086           -         1,661,891       159,600,927     (3,623,671)     155,977,256
   Less - Accumulated depreciation           (5,835)          -          (761,818)      (41,250,964)                    (41,250,964)
                                           -----------------------------------------------------------------------------------------
              Total property, plant
                  and equipment              94,251           -           900,073       354,305,080     (3,623,671)     350,681,409
                                           -----------------------------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                      -           -       179,000,044       179,000,044   (179,000,044)               -
   Investment in foreign entities                 -           -                 -       198,055,117                     198,055,117
   Investment in McLeodUSA Inc.                   -           -                 -     1,123,790,203                   1,123,790,203
   Cash surrender value - life
       insurance policies                         -           -           766,637           766,637                         766,637
   Investment in low-income housing
       projects                                   -           -                 -         8,109,675                       8,109,675
   Other                                          -           -        (1,866,840)        2,935,128      3,250,000        6,185,128
                                           -----------------------------------------------------------------------------------------
              Total investments                   -           -       177,899,841     1,512,656,804   (175,750,044)   1,336,906,760
                                           -----------------------------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                 42,847           -        49,459,648        65,086,104                      65,086,104
   Accounts receivable - customers                -           -                 -        45,323,695                      45,323,695
   Accounts receivable - other                    -           -            35,223         3,259,190                       3,259,190
   Current notes receivable                       -           -                 -         5,502,174                       5,502,174
   Allowance for doubtful accounts
       (A/R cust)                                 -           -                 -        (1,167,972)                     (1,167,972)
   Allowance for doubtful accounts
       (A/R other)                                -           -                 -          (136,717)                       (136,717)
   Allowance for doubtful accounts
       (notes)                                    -           -                 -          (153,163)                       (153,163)
   Interco. receivables (accts, notes,
       divds, taxes)                              -           -         2,222,606         4,352,511     (2,200,809)       2,151,702
   Loan to money pools                            -           -       337,966,406       353,945,393   (353,945,393)               -
   Income taxes receivable                        -           -           916,252         6,441,892         82,409        6,524,301
   Materials and supplies, at average cost        -           -                 -         1,312,822                       1,312,822
   Restricted cash                                -           -                 -         1,627,196                       1,627,196
   Prepayments and other                          -           -           668,352         3,060,978         10,916        3,071,894
                                           -----------------------------------------------------------------------------------------
              Total current assets           42,847           -       391,268,487       488,454,103   (356,052,877)     132,401,226
                                           -----------------------------------------------------------------------------------------

 Other Assets:
   Non-current notes receivable                   -           -                 -        9,707,792                        9,707,792
   Restricted cash                                -           -                 -        6,570,073                        6,570,073
   Unamortized debt expenses                      -           -         4,436,454        4,445,978                        4,445,978
   Deferred charges and other                     -           -           189,567        7,842,579          (6,515)       7,836,064
                                           -----------------------------------------------------------------------------------------
              Total other assets                  -           -         4,626,021       28,566,422          (6,515)      28,559,907
                                           -----------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
 Total Assets                               $137,098         $-      $574,694,422   $2,383,982,409   ($535,433,107)  $1,848,549,302
                                           =========================================================================================

                                                                                                                      Exhibit F.7
                                                      ALLIANT ENERGY RESOURCES, INC.                                  (Continued)
                                                 CONSOLIDATING BALANCE SHEETS (Continued)
                                                         AS OF DECEMBER 31, 1999


                                                        Consolidated   Consolidated    Consolidated      Consolidated
                                                          Alliant        Alliant         Alliant            Alliant         Capital
                                                           Energy         Energy          Energy            Energy           Square
                                                         Industrial   International,  Investments,      Transportation,    Financial
                                                       Services, Inc.      Inc.            Inc.              Inc.        Corporation
                                                   ---------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital          $73,729,930   $30,488,761       $65,740,753         $7,836,956    $5,724,887
   Retained earnings                                     (3,840,750)   (8,655,172)       (9,458,405)        13,861,937     3,433,440
    Other comprehensive income:
        Unrealized security gains (FAS 115)                       -     4,187,777       640,282,426                  -        10,455
        Cum. foreign currency transl. adjustments                 -    (9,567,878)                -                  -             -
                                                    --------------------------------------------------------------------------------
              Total common equity                        69,889,180    16,453,488       696,564,774         21,698,893     9,168,782
                                                    --------------------------------------------------------------------------------

   Long-term debt (excluding current portion)                51,745             -        78,245,961                  -             -
                                                    --------------------------------------------------------------------------------
              Total capitalization                       69,940,925    16,453,488       774,810,735         21,698,893     9,168,782
                                                    --------------------------------------------------------------------------------

 Current Liabilities:
   Current mat. & sink. funds of l-t-d & pref. stock              -             -         1,723,760                  -             -
   Borrowings from money pools                          119,891,623   178,547,239        40,597,506         14,987,661             -
   Commercial paper                                               -             -                 -                  -             -
   Notes payable                                             46,043             -                 -                  -             -
   Accounts payable                                      19,280,050       636,654           220,641          2,418,006             -
   Interco. payables (accts, notes, divds, taxes)           266,379     1,008,379           725,031            189,347         9,408
   Accrued payroll and vacations                          3,473,895             -           462,505            260,040        35,000
   Accrued interest                                               -             -         1,741,737                  -             -
   Accrued income taxes                                   4,811,437       712,523         1,539,711            198,468            25
   Accrued other taxes (property, payroll, etc.)          3,696,208             -           564,172            895,184             -
   Environmental liabilities                                      -             -                 -             16,012             -
   Other current liabilities                              4,788,466       339,324         3,139,874            377,228       117,547
                                                    --------------------------------------------------------------------------------
              Total current liabilities                 156,254,101   181,244,119        50,714,937         19,341,946       161,980
                                                    --------------------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                     10,394,323     2,218,233       461,799,750          6,403,516         5,926
   Pension and other benefit obligations                          -             -                 -          2,455,597             -
   Environmental liabilities                             12,996,730             -            70,000             50,000             -
   Minority interest                                      1,738,380             -         4,672,388            797,245             -
   Other                                                    722,334             -         4,281,807                  -       754,754
                                                    --------------------------------------------------------------------------------
              Total long-term liabilities                25,851,767     2,218,233       470,823,945          9,706,358       760,680
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
 Total Liabilities and Capitalization                  $252,046,793  $199,915,840    $1,296,349,617        $50,747,197   $10,091,442
                                                    ================================================================================

                                                                                                                     Exhibit F.7
                                                      ALLIANT ENERGY RESOURCES, INC.                                 (Continued)
                                                 CONSOLIDATING BALANCE SHEETS (Continued)
                                                         AS OF DECEMBER 31, 1999


                                             Alliant                                                                  Consolidated
                                              Energy    WPL Holdings     Alliant                                         Alliant
                                            do Brasil    Commodities     Energy                                           Energy
                                            Limitada  Trading L.L.C.    Resources     Subtotal       Eliminations    Resources, Inc.
                                         -------------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional
         paid-in capital                     $450,000          $-      $232,508,483   $416,479,770    ($183,971,287)   $232,508,483
   Retained earnings                       (312,293)          -       (52,911,639)   (57,882,882)       4,684,382       (53,198,500)
    Other comprehensive income:
        Unrealized security gains
            (FAS 115)                             -           -                 -    644,480,658                        644,480,658
        Cum. foreign currency transl.
            adjustments                     (10,330)          -                 -     (9,578,208)                        (9,578,208)
                                         -------------------------------------------------------------------------------------------
              Total common equity           127,377           -       179,596,844    993,499,338     (179,286,905)      814,212,433
                                         -------------------------------------------------------------------------------------------

   Long-term debt (excluding current
       portion)                                   -           -       248,402,083    326,699,789                        326,699,789
                                         -------------------------------------------------------------------------------------------
              Total capitalization          127,377           -       427,998,927  1,320,199,127     (179,286,905)    1,140,912,222
                                         -------------------------------------------------------------------------------------------

 Current Liabilities:
   Current mat. & sink. funds of l-t-d
       & pref. stock                              -           -                 -      1,723,760                          1,723,760
   Borrowings from money pools                    -           -                 -    354,024,029     (353,945,393)           78,636
   Commercial paper                               -           -       138,848,000    138,848,000                        138,848,000
   Notes payable                                  -           -                 -         46,043                             46,043
   Accounts payable                           2,983           -           557,814     23,116,148                         23,116,148
   Interco. payables (accts, notes,
       divds, taxes)                              -           -         1,817,588      4,016,132       (2,200,809)        1,815,323
   Accrued payroll and vacations                  -           -         1,475,283      5,706,723                          5,706,723
   Accrued interest                               -           -         2,677,226      4,418,963                          4,418,963
   Accrued income taxes                           -           -                 -      7,262,164                          7,262,164
   Accrued other taxes (property,
       payroll, etc.)                         3,208           -           240,083      5,398,855                          5,398,855
   Environmental liabilities                      -           -                 -         16,012                             16,012
   Other current liabilities                  3,530           -           472,023      9,237,992                -         9,237,992
                                         -------------------------------------------------------------------------------------------
              Total current liabilities       9,721           -       146,088,017    553,814,821     (356,146,202)      197,668,619
                                         -------------------------------------------------------------------------------------------

 Deferred Credits and Other
     Non-current Liabilities:
   Accumulated deferred income taxes              -          -           (332,650)   480,489,098                        480,489,098
   Pension and other benefit obligations          -          -            924,782      3,380,379                          3,380,379
   Environmental liabilities                      -          -                  -     13,116,730                         13,116,730
   Minority interest                              -          -                  -      7,208,013                -         7,208,013
   Other                                          -          -             15,346      5,774,241                          5,774,241
                                         -------------------------------------------------------------------------------------------
              Total long-term liabilities         -          -            607,478    509,968,461                -       509,968,461
                                         -------------------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization      $137,098         $-       $574,694,422 $2,383,982,409    ($535,433,107)   $1,848,549,302
                                         ===========================================================================================

                                                                                                                       Exhibit F.8
                                                     ALLIANT ENERGY RESOURCES, INC
                                                 CONSOLIDATING STATEMENT OF CASH FLOWS
                                                 FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        Consolidated     Consolidated   Consolidated     Consolidated
                                                           Alliant         Alliant         Alliant          Alliant        Capital
                                                           Energy           Energy         Energy           Energy         Square
                                                         Industrial    International,   Investments,    Transportation,   Financial
                                                       Services, Inc.        Inc.           Inc.             Inc.       Corporation
                                                      -----------------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                   $11,747,558       ($361,753)   $29,266,848         $4,988,342       $809,774
   Adjustments to reconcile net income (loss)
       to net cash flows
   from operating activities:
     Depreciation and amortization                      24,264,187         215,127      5,040,330          1,929,227         36,070
     Deferred taxes and investment tax credits           3,103,477        (677,068)       902,871            355,640              -
     Impairment of oil and gas properties                3,276,110               -              -                  -              -
     Gain on disposition of assets                     (11,207,568)     (5,990,407)   (40,879,277)        (1,208,405)             -
     Other                                                (833,760)    (12,557,688)     7,283,874                  -              -

   Other changes in assets and liabilities:
     Accounts receivable                                  (881,289)        (51,460)       716,773         (1,435,466)     1,112,969
     Notes receivable                                       11,116               -        118,290                  -      7,528,600
     Materials and supplies, at average cost               (26,816)              -         (8,074)          (101,941)             -
     Accounts payable                                   (2,397,758)        802,047     (1,311,403)           768,842       (117,741)
     Accrued taxes                                       5,560,349         455,976        640,146         (1,104,813)       (26,244)
     Other                                               8,713,463         592,681     (2,542,016)          (207,690)      (155,106)
                                                      ------------------------------------------------------------------------------
        Net cash flows from (used for)
            operating activities                        41,329,069     (17,572,545)      (771,638)         3,983,736      9,188,322
                                                      ------------------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                               (922,984)              -    (46,247,699)                 -              -
     Net change in Alliant Energy Resources,
         Inc. credit facility                                    -               -              -                  -              -
     Proceeds from issuance of long-term debt               37,769               -     20,311,503                  -              -
     Reductions of long-term debt                       (4,405,192)              -    (30,025,002)                 -              -
     Net change in short-term borrowings                (1,738,366)              -              -                  -              -
     Net change in borrowings from / (loans to)
         money pools                                    (7,533,505)    125,327,664     (1,273,078)        (1,124,358)    (9,193,201)
     Other                                                 481,081      12,088,909      5,205,905                  -              -
                                                      ------------------------------------------------------------------------------
         Net cash flows from (used for) financing
             activities                                (14,081,197)    137,416,573    (52,028,371)        (1,124,358)    (9,193,201)
                                                      ------------------------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures         (51,411,035)   (130,613,886)    (5,119,628)        (4,431,176)             -
     Proceeds from the disposition of assets            22,320,149      13,773,574     52,662,168          1,380,670              -
     Other                                               4,072,902      (1,359,813)     6,948,803             31,027        (13,821)
                                                      ------------------------------------------------------------------------------
        Net cash flows from (used for) investing
            activities                                 (25,017,984)   (118,200,125)    54,491,343         (3,019,479)       (13,821)
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
 Net increase (decrease) in cash and temp.
     cash investments                                    2,229,888       1,643,903      1,691,334           (160,101)       (18,700)
                                                      ------------------------------------------------------------------------------
 Cash and temporary cash investments at
     beginning of period                                 4,570,064         128,486      5,166,571            252,182         79,982
                                                      ------------------------------------------------------------------------------
 Cash and temporary cash investments at end of period   $6,799,952      $1,772,389     $6,857,905            $92,081        $61,282
                                                      ==============================================================================

                                                                                                                       Exhibit F.8
                                                     ALLIANT ENERGY RESOURCES, INC                                     (Continued)
                                          CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
                                                 FOR THE YEAR ENDED DECEMBER 31, 1999



                                               Alliant       WPL                                                       Consolidated
                                               Energy      Holdings       Alliant                                         Alliant
                                              do Brasil  Commodities      Energy                                          Energy
                                              Limitada Trading L.L.C.    Resources       Subtotal    Eliminations    Resources, Inc.
                                             ---------------------------------------------------------------------------------------
Cash flows from (used for) operating
     activities:
   Net income (loss)                         ($312,293)   $5,002,560     $38,332,243     $89,473,279  ($51,141,042)     $38,332,237
   Adjustments to reconcile net income
       (loss) to net cash flows
       from operating activities:
     Depreciation and amortization               5,977        11,372         189,568      31,691,858                     31,691,858
     Deferred taxes and investment tax
         credits                                     -             -        (236,591)      3,448,329             -        3,448,329
     Impairment of oil and gas properties            -             -               -       3,276,110                      3,276,110
     Gain on disposition of assets                   -             -               -     (59,285,657)                   (59,285,657)
     Other                                           -    (5,013,490)        689,833     (10,431,231)    5,002,560       (5,428,671)

   Other changes in assets and liabilities:
     Accounts receivable                             -             -        (115,347)       (653,820)     (887,672)      (1,541,492)
     Notes receivable                                -             -               -       7,658,006             -        7,658,006
     Materials and supplies, at average cost         -             -               -        (136,831)                      (136,831)
     Accounts payable                            2,983             -         892,126      (1,360,904)      887,672         (473,232)
     Accrued taxes                               3,208             -        (145,496)      5,383,126             -        5,383,126
     Other                                       3,530        46,751       3,185,775       9,637,388             -        9,637,388
                                             ---------------------------------------------------------------------------------------
        Net cash flows from (used for)
            operating activities              (296,595)       47,193      42,792,111      78,699,653   (46,138,482)      32,561,171
                                             ---------------------------------------------------------------------------------------

 Cash flows from (used for) financing
        activities:
     Common stock dividends                          -    (2,238,944)     (8,161,113)    (57,570,740)   49,409,627       (8,161,113)
     Net change in Alliant Energy Resources,
         Inc. credit facility                        -             -    (113,657,000)   (113,657,000)                  (113,657,000)
     Proceeds from issuance of long-term debt        -             -     250,000,000     270,349,272                    270,349,272
     Reductions of long-term debt                    -             -               -     (34,430,194)                   (34,430,194)
     Net change in short-term borrowings             -             -               -      (1,738,366)            -       (1,738,366)
     Net change in borrowings from /
        (loans to) money pools                       -       (98,885)   (106,026,001)         78,636                         78,636
     Other                                     450,000    (5,000,000)       (657,118)     12,568,777   (13,225,895)        (657,118)
                                            ----------------------------------------------------------------------------------------
         Net cash flows from (used for)
             financing activities              450,000    (7,337,829)     21,498,768      75,600,385    36,183,732      111,784,117
                                            ----------------------------------------------------------------------------------------

 Cash flows from (used for) investing
         activities:
     Construction and acquisition
         expenditures                          (99,375)            -        (391,704)  (192,066,804)                   (192,066,804)
     Proceeds from the disposition of
         assets                                      -             -           8,973     90,145,534                      90,145,534
     Other                                     (11,183)    7,290,636     (17,183,105)      (224,554)     9,954,750        9,730,196
                                            ----------------------------------------------------------------------------------------
        Net cash flows from (used for)
            investing activities              (110,558)    7,290,636     (17,565,836)  (102,145,824)     9,954,750      (92,191,074)
                                            ----------------------------------------------------------------------------------------

                                            ----------------------------------------------------------------------------------------
 Net increase (decrease) in cash and temp.
     cash investments                           42,847             -      46,725,043     52,154,214              -       52,154,214
                                            ----------------------------------------------------------------------------------------
 Cash and temporary cash investments at
     beginning of period                             -             -       2,734,605     12,931,890              -       12,931,890
                                            ----------------------------------------------------------------------------------------
 Cash and temporary cash investments
     at end of period                          $42,847            $-     $49,459,648    $65,086,104             $-      $65,086,104
                                            ========================================================================================

                                                                                                                        Exhibit F.9
                                                  ALLIANT ENERGY RESOURCES, INC.
                                          CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                                               FOR THE YEAR ENDED DECEMBER 31, 1999



                                                 Consolidated      Consolidated    Consolidated     Consolidated
                                                    Alliant           Alliant         Alliant          Alliant          Capital
                                                    Energy            Energy          Energy           Energy            Square
                                                  Industrial      International,    Investments,   Transportation,      Financial
                                                  Services, Inc.       Inc.             Inc.             Inc.         Corporation
                                              --------------------------------------------------------------------------------------
Balance at January 1, 1999                      ($14,665,321)     ($8,293,418)      $7,522,447       $8,873,596       $2,623,666
   Net income (loss)                              11,747,555         (361,754)      29,266,847        4,988,341          809,774
   Cash dividends declared on common stock          (922,984)               -      (46,247,699)               -                -
   Cash dividends declared on preferred stock              -                -                -                -                -
                                              --------------------------------------------------------------------------------------
Balance at December 31, 1999                     ($3,840,750)     ($8,655,172)     ($9,458,405)      $13,861,937      $3,433,440
                                              ======================================================================================













                                                                                                                        Exhibit F.9
                                                  ALLIANT ENERGY RESOURCES, INC.                                        (Continued)
                                     CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
                                               FOR THE YEAR ENDED DECEMBER 31, 1999



                                  Alliant           WPL                                                             Consolidated
                                  Energy         Holdings       Alliant                                                Alliant
                                 do Brasil      Commodities      Energy                                                Energy
                                 Limitada     Trading L.L.C.   Resources      Subtotal       Eliminations          Resources, Inc.
                              ------------------------------------------------------------------------------------------------------
Balance at January 1, 1999              $-     ($2,763,616)  ($83,082,769)   ($89,785,415)     $6,415,791              ($83,369,624)
   Net income (loss)              (312,293)      5,002,560     38,332,243      89,473,273     (51,141,036)               38,332,237
   Cash dividends declared
       on common stock                   -      (2,238,944)    (8,161,113)    (57,570,740)     49,409,627                (8,161,113)
   Cash dividends declared
       on preferred stock                -               -              -               -                                         -
                             -------------------------------------------------------------------------------------------------------
Balance at December 31, 1999     ($312,293)             $-   ($52,911,639)   ($57,882,882)     $4,684,382              ($53,198,500)
                             =======================================================================================================

                                                                                                                       Exhibit F.10
                                         ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
                                             CONSOLIDATING STATEMENT OF INCOME
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


                                                     Consolidated
                                                      Industrial                                    Heartland        Heartland
                                                        Energy                    Consolidated       Energy           Energy
                                                  Applications, Inc.  Ely, Inc.     RMT, Inc.      Group, Inc.     Services, Inc.
                                                 -----------------------------------------------------------------------------------

Operating Revenues:
   Steam                                             $1,394,549          $-               $-              $-                $-
   Non-regulated energy                              93,037,007           -                -      10,823,542                 -
   Environmental and engineering services                     -           -       77,359,135               -                 -
   Affordable housing                                         -           -           45,917               -                 -
   Oil and gas production                                     -           -                -               -                 -
   Professional fees, rents and other                13,298,811           -                -               -                 -
                                                 -----------------------------------------------------------------------------------
              Total operating revenues              107,730,367           -       77,405,052      10,823,542                 -
                                                 -----------------------------------------------------------------------------------

 Operating Expenses:
   Cost of non-regulated energy sold                 89,476,385           -                -      11,296,192                 -
   Other operating                                   10,605,385           -       70,632,951         463,524            37,548
   Maintenance                                        1,529,962           -                -          17,996                 -
   Depreciation and amortization                      3,484,212           -          976,466             627                 -
   Miscellaneous taxes other than income taxes          258,937           -        2,485,488              80                 -
                                                 -----------------------------------------------------------------------------------
              Total operating expenses              105,354,881           -       74,094,905      11,778,419            37,548
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
 Operating Income (Loss)                              2,375,486           -        3,310,147        (954,877)          (37,548)
                                                 -----------------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                     (56,764)          -          125,993               -                 -
   Interest expense - intercompany                    3,263,396           -                -           4,500                 -
   Interest income                                      (11,469)          -          (28,207)              -                 -
   Interest income - intercompany                      (310,485)          -         (405,050)         (2,343)                -
   Income from consolidated subsidiaries                      -           -                -               -                 -
   Equity income in unconsolidated subsidiaries               -           -                -      (1,383,162)         (833,760)
   Minority interest of (income) / loss               1,472,689           -             (364)              -                 -
   Other (income) and deductions - net                 (565,199)          -         (529,652)         (1,300)                -
                                                 -----------------------------------------------------------------------------------
              Total interest expense and other        3,792,168           -         (837,280)     (1,382,305)         (833,760)
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred
    Dividends                                        (1,416,682)          -        4,147,427         427,428           796,212
                                                 -----------------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                 (2,354,679)          -        1,473,829          18,029           278,673
           - State                                      251,207           -          271,500          (8,352)               25
   Deferred - Federal                                 1,198,797           -                -        (213,054)                -
            - State                                     109,834           -                -         353,758            40,885
   Section 29 tax credits                              (224,733)          -                -               -                 -
   Low-income housing tax credits                             -           -          (25,699)              -                 -
                                                 -----------------------------------------------------------------------------------
              Total income taxes                     (1,019,574)          -        1,719,630         150,381           319,583
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
 Net Income / (Loss)                                  ($397,108)      $-          $2,427,797        $277,047          $476,629
                                                 ===================================================================================

                                                                                                                      Exhibit F.10
                                         ALLIANT ENERGY INDUSTRIAL SERVICES, INC.                                      (Continued)
                                       CONSOLIDATING STATEMENT OF INCOME (Continued)
                                            FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                                                       Consolidated
                                                                    Alliant                                               Alliant
                                                    Whiting          Energy                                               Energy
                                                   Petroleum       Industrial                                           Industrial
                                                  Corporation    Services, Inc.     Subtotal     Eliminations         Services, Inc.
                                                ------------------------------------------------------------------------------------

Operating Revenues:
   Steam                                                  $-           $-           $1,394,549            $-             $1,394,549
   Non-regulated energy                                    -            -          103,860,549                          103,860,549
   Environmental and engineering services                  -            -           77,359,135                           77,359,135
   Affordable housing                                      -            -               45,917                               45,917
   Oil and gas production                         66,103,101            -           66,103,101    (3,518,318)            62,584,783
   Professional fees, rents and other                      -            -           13,298,811                           13,298,811
                                                ------------------------------------------------------------------------------------
              Total operating revenues            66,103,101            -          262,062,062    (3,518,318)           258,543,744
                                                ------------------------------------------------------------------------------------

 Operating Expenses:
   Cost of non-regulated energy sold                       -            -          100,772,577                          100,772,577
   Other operating                                35,092,863       26,284          116,858,555                          116,858,555
   Maintenance                                             -            -            1,547,958                            1,547,958
   Depreciation and amortization                  19,802,882            -           24,264,187                           24,264,187
   Miscellaneous taxes other than income taxes     2,976,495            -            5,721,000                            5,721,000
                                                ------------------------------------------------------------------------------------
              Total operating expenses            57,872,240       26,284          249,164,277             -            249,164,277
                                                ------------------------------------------------------------------------------------

                                                ------------------------------------------------------------------------------------
 Operating Income (Loss)                           8,230,861      (26,284)          12,897,785     (3,518,318)            9,379,467
                                                ------------------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                        -            -               69,229                               69,229
   Interest expense - intercompany                 5,384,150      117,630            8,769,676                            8,769,676
   Interest income                                   (51,211)           -              (90,887)                             (90,887)
   Interest income - intercompany                          -       (1,482)            (719,360)                            (719,360)
   Income from consolidated subsidiaries                   -  (13,867,217)         (13,867,217)     13,867,217                    -
   Equity income in unconsolidated subsidiaries            -            -           (2,216,922)      1,383,162             (833,760)
   Minority interest of (income) / loss                    -            -            1,472,325      (1,383,162)              89,163
   Other (income) and deductions - net           (10,167,927)   3,418,318           (7,845,760)     (3,518,318)         (11,364,078)
                                                ------------------------------------------------------------------------------------
              Total interest expense and other    (4,834,988) (10,332,751)         (14,428,916)     10,348,899           (4,080,017)
                                                ------------------------------------------------------------------------------------

                                                ------------------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and
     Preferred Dividends                          13,065,849   10,306,467           27,326,701     (13,867,217)          13,459,484
                                                ------------------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                               2,644,496   (1,042,379)           1,017,969                            1,017,969
           - State                                   647,000     (332,969)             828,411                              828,411
   Deferred - Federal                              1,596,000      (44,025)           2,537,718                            2,537,718
            - State                                   83,000      (21,718)             565,759                              565,759
   Section 29 tax credits                         (2,987,496)           -           (3,212,229)                          (3,212,229)
   Low-income housing tax credits                          -            -              (25,699)                             (25,699)
                                                ------------------------------------------------------------------------------------
              Total income taxes                   1,983,000   (1,441,091)           1,711,929              -             1,711,929
                                                ------------------------------------------------------------------------------------

                                                ------------------------------------------------------------------------------------
 Net Income / (Loss)                             $11,082,849  $11,747,558          $25,614,772   ($13,867,217)          $11,747,555
                                                ====================================================================================

                                                                                                                       Exhibit F.11
                                       ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
                                              CONSOLIDATING BALANCE SHEETS
                                                 AS OF DECEMBER 31, 1999


                                                             Consolidated
                                                              Industrial                                 Heartland      Heartland
                                                                Energy                   Consolidated      Energy         Energy
                                                          Applications, Inc.  Ely, Inc.    RMT, Inc.    Group, Inc.   Services, Inc.
                                                         ---------------------------------------------------------------------------
ASSETS:
 Property, Plant and Equipment:
   Oil and gas properties                                             $-          $-              $-             $-         $-
   Less - Accumulated depreciation                                     -           -               -              -          -
   Other                                                      65,745,025           -       7,784,695         26,200          -
   Less - Accumulated depreciation                           (10,177,062)          -      (5,340,778)        (1,233)         -
                                                          --------------------------------------------------------------------------
              Total property, plant and equipment             55,567,963           -       2,443,917         24,967          -
                                                          --------------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                           -           -               -              -          -
                                                          --------------------------------------------------------------------------
              Total investments                                        -           -               -              -          -
                                                          --------------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                   1,172,971           -          76,968              -          -
   Accounts receivable - customers                             8,335,999           -      17,602,810      3,965,537          -
   Accounts receivable - other                                    90,624           -               -              -          -
   Current notes receivable                                        9,962           -               -              -          -
   Allowance for doubtful accounts (A/R customers)               (26,431)          -        (860,464)      (104,518)         -
   Intercompany receivables (accounts,notes,dividends,
       taxes,etc.)                                              (132,143)          -         180,600        872,792          -
   Loan to money pools                                                 -           -       6,944,264      1,644,232          -
   Income taxes receivable                                     1,024,594           -               -        159,620          -
   Materials and supplies, at average cost                       154,545           -               -              -          -
   Prepayments and other                                         370,476           -         495,593              -          -
                                                          --------------------------------------------------------------------------
              Total current assets                            11,000,597           -      24,439,771      6,537,663          -
                                                          --------------------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                  1,696,189           -       1,206,588              -          -
                                                          --------------------------------------------------------------------------
              Total other assets                               1,696,189           -       1,206,588              -          -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Total Assets                                                $68,264,749          $-     $28,090,276     $6,562,630         $-
                                                          ==========================================================================



                                        ALLIANT ENERGY INDUSTRIAL SERVICES, INC.                                        Exhibit F.11
                                       CONSOLIDATING BALANCE SHEETS (Continued)                                         (Continued)
                                                 AS OF DECEMBER 31, 1999

                                                                        Alliant                                           Alliant
                                                         Whiting         Energy                                           Energy
                                                        Petroleum      Industrial                                       Industrial
                                                       Corporation   Services, Inc.     Subtotal       Eliminations   Services, Inc.
                                                      ------------------------------------------------------------------------------
ASSETS:
 Property, Plant and Equipment:
   Oil and gas properties                             $243,496,909             $-      $243,496,909              $-    $243,496,909
   Less - Accumulated depreciation                    (113,053,221)             -      (113,053,221)                   (113,053,221)
   Other                                                 2,952,132              -        76,508,052                      76,508,052
   Less - Accumulated depreciation                      (2,042,010)             -       (17,561,083)                    (17,561,083)
                                                      ------------------------------------------------------------------------------
              Total property, plant and equipment      131,353,810              -       189,390,657               -     189,390,657
                                                      ------------------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                     -     71,473,262        71,473,262     (71,473,262)              -
                                                      ------------------------------------------------------------------------------
              Total investments                                  -     71,473,262        71,473,262     (71,473,262)              -
                                                      ------------------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                             5,550,013              -         6,799,952                       6,799,952
   Accounts receivable - customers                       9,656,833              -        39,561,179                      39,561,179
   Accounts receivable - other                             234,175        849,210         1,174,009                       1,174,009
   Current notes receivable                                      -              -             9,962                           9,962
   Allowance for doubtful accounts (A/R customers)        (137,267)             -        (1,128,680)                     (1,128,680)
   Intercompany receivables (accounts,notes,dividends,
       taxes,etc.)                                         161,201              -         1,082,450        (261,527)        820,923
   Loan to money pools                                           -              -         8,588,496                       8,588,496
   Income taxes receivable                                       -              -         1,184,214                       1,184,214
   Materials and supplies, at average cost                       -              -           154,545                         154,545
   Prepayments and other                                 1,126,521              -         1,992,590                       1,992,590
                                                      ------------------------------------------------------------------------------
              Total current assets                      16,591,476        849,210        59,418,717        (261,527)     59,157,190
                                                      ------------------------------------------------------------------------------

 Other Assets:
   Deferred charges and other                              596,169              -         3,498,946                       3,498,946
                                                      ------------------------------------------------------------------------------
              Total other assets                           596,169              -         3,498,946               -       3,498,946
                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------
 Total Assets                                         $148,541,455    $72,322,472      $323,781,582    ($71,734,789)   $252,046,793
                                                      ==============================================================================


                          ALLIANT ENERGY INDUSTRIAL SERVICES, INC.                                                     Exhibit F.11
                          CONSOLIDATING BALANCE SHEETS (Continued)                                                     (Continued)
                                  AS OF DECEMBER 31, 1999


                                                       Consolidated
                                                         Industrial                                    Heartland       Heartland
                                                          Energy                     Consolidated        Energy          Energy
                                                     Applications, Inc.   Ely, Inc.    RMT, Inc.       Group, Inc.   Services, Inc.
                                                     -------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
 Capitalization:
   Common stock and additional paid-in capital          $9,970,973           $-       $11,821,914     $3,288,981          $-
   Retained earnings                                     1,349,932            -         6,611,465       (627,111)          -
                                                     -------------------------------------------------------------------------------
              Total common equity                       11,320,905            -        18,433,379      2,661,870           -
                                                     -------------------------------------------------------------------------------

   Long-term debt (excluding current portion)               51,745            -                 -              -           -
                                                     -------------------------------------------------------------------------------
              Total capitalization                      11,372,650            -        18,433,379      2,661,870           -
                                                     -------------------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                          44,856,012            -                 -              -           -
   Notes payable                                            46,043            -                 -              -           -
   Accounts payable                                        872,067            -         5,252,326      3,707,564           -
   Intercompany payables (accounts,notes,dividends,
       taxes,etc.)                                         234,567            -             1,512        283,983           -
   Accrued payroll and vacations                            31,889            -         3,442,006              -           -
   Accrued income taxes                                    157,521            -            28,522              -           -
   Accrued other taxes (property, payroll, etc.)           280,044            -           364,141         45,274           -
   Other current liabilities                             1,008,674            -         1,019,001        113,932           -
                                                     -------------------------------------------------------------------------------
              Total current liabilities                 47,486,817            -        10,107,508      4,150,753           -
                                                     -------------------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                     7,451,154            -          (957,197)      (249,993)          -
   Environmental liabilities                                     -            -                 -              -           -
   Minority interest                                     1,738,380            -                 -              -           -
   Other                                                   215,748            -           506,586              -           -
                                                     -------------------------------------------------------------------------------
              Total long-term liabilities                9,405,282            -          (450,611)      (249,993)          -
                                                     -------------------------------------------------------------------------------

                                                     -------------------------------------------------------------------------------
 Total Liabilities and Capitalization                  $68,264,749            $-      $28,090,276     $6,562,630         $-
                                                     ===============================================================================


                                        ALLIANT ENERGY INDUSTRIAL SERVICES, INC.                                       Exhibit F.11
                                        CONSOLIDATING BALANCE SHEETS (Continued)                                        (Continued)
                                                AS OF DECEMBER 31, 1999

                                                                                                                       Consolidated
                                                                      Alliant                                            Alliant
                                                       Whiting        Energy                                             Energy
                                                      Petroleum      Industrial                                        Industrial
                                                     Corporation   Services, Inc.    Subtotal       Eliminations     Services, Inc.
                                                    --------------------------------------------------------------------------------
 CAPITALIZATION AND LIABILITIES:
 Capitalization:
   Common stock and additional paid-in capital       $47,699,856    $73,729,930    $146,511,654     ($72,781,724)     $73,729,930
   Retained earnings                                  (8,642,748)    (3,840,750)     (5,149,212)       1,308,462       (3,840,750)
                                                    --------------------------------------------------------------------------------
              Total common equity                     39,057,108     69,889,180     141,362,442      (71,473,262)      69,889,180
                                                    --------------------------------------------------------------------------------

   Long-term debt (excluding current portion)                  -              -          51,745                            51,745
                                                    --------------------------------------------------------------------------------
              Total capitalization                    39,057,108     69,889,180     141,414,187      (71,473,262)      69,940,925
                                                    --------------------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                        72,531,442      2,504,169     119,891,623                       119,891,623
   Notes payable                                               -              -          46,043                            46,043
   Accounts payable                                    9,448,093              -      19,280,050                        19,280,050
   Intercompany payables (accounts,notes,dividends,
       taxes,etc.)                                         6,095          1,749         527,906         (261,527)         266,379
   Accrued payroll and vacations                               -              -       3,473,895                         3,473,895
   Accrued income taxes                                3,845,379        780,015       4,811,437                         4,811,437
   Accrued other taxes (property, payroll, etc.)       3,006,749              -       3,696,208                         3,696,208
   Other current liabilities                           2,396,859        250,000       4,788,466                         4,788,466
                                                    --------------------------------------------------------------------------------
              Total current liabilities               91,234,617      3,535,933     156,515,628         (261,527)     156,254,101
                                                    --------------------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                   5,253,000     (1,102,641)     10,394,323                        10,394,323
   Environmental liabilities                          12,996,730              -      12,996,730                        12,996,730
   Minority interest                                           -              -       1,738,380                -        1,738,380
   Other                                                       -              -         722,334                           722,334
                                                    --------------------------------------------------------------------------------
              Total long-term liabilities             18,249,730     (1,102,641)     25,851,767                -       25,851,767
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
 Total Liabilities and Capitalization               $148,541,455    $72,322,472    $323,781,582     ($71,734,789)    $252,046,793
                                                    ================================================================================

                                                                                                                       Exhibit F.12
 ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
 CONSOLIDATING STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                             Consolidated
                                                                             Industrial                                   Heartland
                                                                               Energy                     Consolidated     Energy
                                                                          Applications, Inc.   Ely, Inc.    RMT, Inc.    Group, Inc.
                                                                    ----------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                          ($397,109)           $-     $2,427,796     $277,047
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                            3,484,212             -        976,466          627
     Deferred taxes and investment tax credits                                1,308,631             -              -      140,704
     Impairment of oil and gas properties                                             -             -              -            -
     Gain on disposition of assets                                             (543,771)            -       (499,235)           -
     Other                                                                            -             -              -   (1,383,162)

   Other changes in assets and liabilities:
     Accounts receivable                                                      3,672,964             -     (1,210,322)  (4,733,811)
     Notes receivable                                                            11,116             -              -            -
     Materials and supplies, at average cost                                    (26,816)            -              -            -
     Accounts payable                                                        (6,668,484)            -     (2,316,334)   3,991,547
     Accrued taxes                                                              259,892             -        (41,495)       3,318
     Other                                                                    4,642,980      (137,978)       105,351      (45,688)
                                                                    ----------------------------------------------------------------
        Net cash flows from (used for) operating activities                   5,743,615      (137,978)      (557,773)  (1,749,418)
                                                                    ----------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                           -             -     (1,091,422)           -
     Proceeds from issuance of long-term debt                                    37,769             -              -            -
     Reductions of long-term debt                                               (27,423)            -     (4,377,769)           -
     Net change in short-term borrowings                                         26,325             -              -            -
     Net change in borrowings from / (loans to) money pools                   7,148,584             -       (525,514)  (1,644,232)
     Other                                                                            -             -        920,052      208,669
                                                                    ----------------------------------------------------------------
         Net cash flows from (used for) financing activities                  7,185,255             -     (5,074,653)  (1,435,563)
                                                                    ----------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                              (14,524,918)            -     (1,674,202)     (26,200)
     Proceeds from the disposition of assets                                  3,225,758             -      5,689,809            -
     Other                                                                   (1,027,171)            -      1,589,936    3,211,181
                                                                    ----------------------------------------------------------------
        Net cash flows from (used for) investing activities                 (12,326,331)            -      5,605,543    3,184,981
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash investments                     602,539      (137,978)       (26,883)           -
                                                                    ----------------------------------------------------------------
 Cash and temporary cash investments at beginning of period                     570,432       137,978        103,851            -
                                                                    ----------------------------------------------------------------
 Cash and temporary cash investments at end of period                        $1,172,971            $-        $76,968           $-
                                                                    ================================================================

                                                                                                            Exhibit F.12 (Continued)
 ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                           Alliant
                                                                              Heartland      Whiting       Energy
                                                                               Energy       Petroleum    Industrial
                                                                           Services, Inc.  Corporation  Services, Inc.
                                                                    --------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                           $476,629   $11,082,849    $11,747,558
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                                    -    19,802,882              -
     Deferred taxes and investment tax credits                                   40,885     1,679,000        (65,743)
     Impairment of oil and gas properties                                             -     3,276,110
     Gain on disposition of assets                                                    -   (10,164,562)             -
     Other                                                                     (833,760)            -              -

   Other changes in assets and liabilities:
   Accounts receivable                                                                -     2,359,284       (849,210)
   Notes receivable                                                                   -             -              -
   Materials and supplies, at average cost                                            -             -              -
   Accounts payable                                                                   -     2,473,570          1,749
   Accrued taxes                                                                (42,727)    4,601,346        780,015
   Other                                                                        465,019     5,318,262       (251,321)
                                                                    --------------------------------------------------
        Net cash flows from (used for) operating activities                     106,046    40,428,741     11,363,048
                                                                    --------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                   6,458,424             -       (922,984)
     Proceeds from issuance of long-term debt                                         -             -              -
     Reductions of long-term debt                                                     -             -              -
     Net change in short-term borrowings                                              -    (1,764,691)             -
     Net change in borrowings from / (loans to) money pools                           -   (15,016,512)     2,504,169
     Other                                                                   (6,937,627)            -        481,081
                                                                    --------------------------------------------------
         Net cash flows from (used for) financing activities                   (479,203)  (16,781,203)     2,062,266
                                                                    --------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                                        -   (35,185,715)             -
     Proceeds from the disposition of assets                                          -    13,404,582              -
     Other                                                                      373,157       (74,195)   (13,425,314)
                                                                    --------------------------------------------------
        Net cash flows from (used for) investing activities                     373,157   (21,855,328)   (13,425,314)
                                                                    --------------------------------------------------

                                                                    --------------------------------------------------
 Net increase (decrease) in cash and temp. cash investments                           -     1,792,210              -
                                                                    --------------------------------------------------
 Cash and temporary cash investments at beginning of period                           -     3,757,803              -
                                                                    --------------------------------------------------
 Cash and temporary cash investments at end of period                                $-    $5,550,013             $-
                                                                    ==================================================

                                                                                                           Exhibit F.12 (Continued)
 ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                         Consolidated
                                                                                                            Alliant
                                                                                                            Energy
                                                                                                          Industrial
                                                                             Subtotal    Eliminations   Services, Inc.
                                                                    --------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                        $25,614,770  ($13,867,212)   $11,747,558
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                           24,264,187                   24,264,187
     Deferred taxes and investment tax credits                                3,103,477             -      3,103,477
     Impairment of oil and gas properties                                     3,276,110                    3,276,110
     Gain on disposition of assets                                          (11,207,568)                 (11,207,568)
     Other                                                                   (2,216,922)    1,383,162       (833,760)

   Other changes in assets and liabilities:
   Accounts receivable                                                         (761,095)     (120,194)      (881,289)
   Notes receivable                                                              11,116             -         11,116
   Materials and supplies, at average cost                                      (26,816)                     (26,816)
   Accounts payable                                                          (2,517,952)      120,194     (2,397,758)
   Accrued taxes                                                              5,560,349             -      5,560,349
   Other                                                                     10,096,625    (1,383,162)     8,713,463
                                                                    ---------------------------------------------------
        Net cash flows from (used for) operating activities                  55,196,281   (13,867,212)    41,329,069
                                                                    ---------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                   4,444,018    (5,367,002)      (922,984)
     Proceeds from issuance of long-term debt                                    37,769                       37,769
     Reductions of long-term debt                                            (4,405,192)                  (4,405,192)
     Net change in short-term borrowings                                     (1,738,366)            -     (1,738,366)
     Net change in borrowings from / (loans to) money pools                  (7,533,505)                  (7,533,505)
     Other                                                                   (5,327,825)    5,808,906        481,081
                                                                    ---------------------------------------------------
         Net cash flows from (used for) financing activities                (14,523,101)      441,904    (14,081,197)
                                                                    ---------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                              (51,411,035)                 (51,411,035)
     Proceeds from the disposition of assets                                 22,320,149                   22,320,149
     Other                                                                   (9,352,406)   13,425,308      4,072,902
                                                                    ---------------------------------------------------
        Net cash flows from (used for) investing activities                 (38,443,292)   13,425,308    (25,017,984)
                                                                    ---------------------------------------------------

                                                                    ---------------------------------------------------
 Net increase (decrease) in cash and temp. cash investments                   2,229,888             -      2,229,888
                                                                    ---------------------------------------------------
 Cash and temporary cash investments at beginning of period                   4,570,064                    4,570,064
                                                                    ---------------------------------------------------
 Cash and temporary cash investments at end of period                        $6,799,952                  $$6,799,952
                                                                    ===================================================

                                                                                                                       Exhibit F.13
ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                      Consolidated
                                                        Industrial                                         Heartland
                                                          Energy                          Consolidated      Energy
                                                     Applications, Inc.     Ely, Inc.       RMT, Inc.     Group, Inc.
                                                ---------------------------------------------------------------------
 Balance at January 1, 1999                              $1,747,040            $-          $5,275,090     ($904,158)
   Net income (loss)                                       (397,108)            -           2,427,797       277,047
   Cash dividends declared on common stock                        -             -          (1,091,422)            -
   Cash dividends declared on preferred stock                     -             -                   -             -
                                                ---------------------------------------------------------------------
Balance at December 31, 1999                             $1,349,932            $-           $6,611,465     ($627,111)
                                                =====================================================================




                                                                                                            Exhibit F.13 (Continued)
ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                            Alliant
                                                          Heartland          Whiting         Energy
                                                           Energy           Petroleum      Industrial
                                                       Services, Inc.      Corporation   Services, Inc.
                                                -------------------------------------------------------
 Balance at January 1, 1999                             ($6,935,053)     ($19,725,597)   ($14,665,324)
   Net income (loss)                                        476,629        11,082,849      11,747,558
   Cash dividends declared on common stock                6,458,424                 -        (922,984)
   Cash dividends declared on preferred stock                     -                 -               -

                                                -------------------------------------------------------
Balance at December 31, 1999                                       $-     ($8,642,748)    ($3,840,750)
                                                =======================================================





                                                                                                    Exhibit F.13 (Continued)
ALLIANT ENERGY INDUSTRIAL SERVICES, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                          Consolidated
                                                                                             Alliant
                                                                                             Energy
                                                                                           Industrial
                                                         Subtotal        Eliminations    Services, Inc.
                                                --------------------------------------------------------
 Balance at January 1, 1999                            ($35,208,002)       $20,542,681    ($14,665,321)
   Net income (loss)                                     25,614,772       (13,867,217)     11,747,555
   Cash dividends declared on common stock                4,444,018        (5,367,002)       (922,984)
   Cash dividends declared on preferred stock                     -                                 -
                                                --------------------------------------------------------
Balance at December 31, 1999                            ($5,149,212)        $1,308,462     ($3,840,750)
                                                ========================================================

                                                                                                                       Exhibit F.14
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                     Alliant
                                                                   Alliant         Interstate                        Energy
                                                                International       Energy           Alliant       Holdings do
                                                                 New Zealand      Corporation        Energy           Brasil
                                                                   Limited        PTE Limited      Brazil, Inc.      Limitada
                                                          --------------------------------------------------------------------------
Operating Revenues:
                                                          --------------------------------------------------------------------------
              Total operating revenues                                    $-             $-            $-               $-
                                                          --------------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                 1,204,349              -             -                -
   Depreciation and amortization                                           -         48,540             -                -
                                                          --------------------------------------------------------------------------
              Total operating expenses                             1,204,349         48,540             -                -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Operating Loss                                                   (1,204,349)       (48,540)            -                -
                                                          --------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                    1,617              -             -                -
   Interest expense - intercompany                                         -              -             -                -
   Interest income                                                   (96,409)        (7,067)            -                -
   Interest income - intercompany                                          -           (500)            -                -
   Dividend income                                                (4,533,913)             -             -                -
   Income from consolidated subsidiaries                                   -              -             -                -
   Equity (income) / loss in unconsolidated subsidiaries                   -     (1,932,839)            -                -
   Other income - net                                             (6,080,642)      (780,141)            -                -
                                                          --------------------------------------------------------------------------
              Total interest expense and other                   (10,709,347)    (2,720,547)            -                -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends         9,504,998      2,672,007             -                -
                                                          --------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                                       -              -             -                -
                    - State                                                -              -             -                -
   Deferred - Federal                                                      -              -             -                -
                      - State                                              -              -             -                -
                                                          --------------------------------------------------------------------------
              Total income taxes                                           -              -             -                -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Net Income / (Loss)                                              $9,504,998     $2,672,007            $-               $-
                                                          ==========================================================================

                                                                                                            Exhibit F.14 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING STATEMENT OF INCOME (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                                              Alliant        Alliant       Energy
                                                              Grandelight      Alliant      Energy de        Energy       Renewable
                                                                Holding       Energy de    Mexico S. de     Australia     Resources
                                                                Limited      Mexico L.L.C. R.L. de C.V.   Pty. Limited     Limited
                                                          --------------------------------------------------------------------------
Operating Revenues:
                                                          --------------------------------------------------------------------------
              Total operating revenues                             $-             $-            $-               $-           $-
                                                          --------------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                  -              -             -          167,603            -
   Depreciation and amortization                              166,587              -             -                -            -
                                                          --------------------------------------------------------------------------
              Total operating expenses                        166,587              -             -          167,603            -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Operating Loss                                              (166,587)             -             -         (167,603)           -
                                                          --------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                 -              -             -                -            -
   Interest expense - intercompany                              2,750              -             -                -            -
   Interest income                                             (4,017)             -             -          (27,806)           -
   Interest income - intercompany                                   -              -             -                -            -
   Dividend income                                                  -              -             -                -            -
   Income from consolidated subsidiaries                            -              -             -                -            -
   Equity (income) / loss in unconsolidated subsidiaries    2,674,026              -             -                -            -
   Other income - net                                         (27,858)             -             -                -            -
                                                          --------------------------------------------------------------------------
              Total interest expense and other              2,644,901              -             -          (27,806)           -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends (2,811,488)             -             -         (139,797)           -
                                                          --------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                                 -             -             -                -            -
                    - State                                          -             -             -                -            -
   Deferred - Federal                                                -             -             -                -            -
                      - State                                        -             -             -                -            -
                                                          --------------------------------------------------------------------------
              Total income taxes                                     -             -             -                -            -
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Net Income / (Loss)                                       ($2,811,488)           $-             $-       ($139,797)          $-
                                                          ==========================================================================

                                                                                                            Exhibit F.14 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING STATEMENT OF INCOME (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                 Consolidated
                                                                   Alliant                                          Alliant
                                                                   Energy                                           Energy
                                                                International,                                   International,
                                                                     Inc.          Subtotal      Eliminations         Inc.
                                                          --------------------------------------------------------------------------
Operating Revenues:
                                                          --------------------------------------------------------------------------
              Total operating revenues                                    $-             $-            $-               $-
                                                          --------------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                 5,405,302      6,777,254                      6,777,254
   Depreciation and amortization                                           -        215,127                        215,127
                                                          --------------------------------------------------------------------------
              Total operating expenses                             5,405,302      6,992,381             -        6,992,381
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Operating Loss                                                   (5,405,302)    (6,992,381)            -       (6,992,381)
                                                          --------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                 (301,503)      (299,886)                      (299,886)
   Interest expense - intercompany                                 8,388,625      8,391,375          (500)       8,390,875
   Interest income                                                  (955,393)    (1,090,692)                    (1,090,692)
   Interest income - intercompany                                          -           (500)          500                -
   Dividend income                                                         -     (4,533,913)                    (4,533,913)
   Income from consolidated subsidiaries                          (9,225,721)    (9,225,721)    9,225,721                -
   Equity (income) / loss in unconsolidated subsidiaries                   -        741,187                        741,187
   Other income - net                                                (50,999)    (6,939,640)                    (6,939,640)
                                                          --------------------------------------------------------------------------
              Total interest expense and other                    (2,144,991)   (12,957,790)    9,225,721       (3,732,069)
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends        (3,260,311)     5,965,409    (9,225,721)      (3,260,312)
                                                          --------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                              (1,123,644)    (1,123,644)                    (1,123,644)
                    - State                                       (1,097,846)    (1,097,846)                    (1,097,846)
   Deferred - Federal                                               (544,377)      (544,377)                      (544,377)
                      - State                                       (132,691)      (132,691)                      (132,691)
                                                          --------------------------------------------------------------------------
              Total income taxes                                  (2,898,558)    (2,898,558)            -       (2,898,558)
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
 Net Income / (Loss)                                               ($361,753)    $8,863,967   ($9,225,721)       ($361,754)
                                                          ==========================================================================

                                                                                                                       Exhibit F.15
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS
 AS OF DECEMBER 31, 1999
                                                                                                                         Alliant
                                                                  Alliant        Interstate                              Energy
                                                               International      Energy              Alliant          Holdings do
                                                                New Zealand     Corporation           Energy             Brasil
                                                                  Limited       PTE Limited         Brazil, Inc.        Limitada
                                                             -----------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Other                                                            $29,927              $-               $-                $-
   Less - Accumulated depreciation                                  (10,963)              -                -                 -
                                                             -----------------------------------------------------------------------
              Total property, plant and equipment                    18,964               -                -                 -
                                                             -----------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                              -               -                -                 -
   Investment in foreign entities                               107,749,931      26,839,114                -                 -
                                                             -----------------------------------------------------------------------
              Total investments                                 107,749,931      26,839,114                -                 -
                                                             -----------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                              -       1,772,389                -                 -
   Accounts receivable - other                                       52,027               -                -                 -
    Intercompany receivables (accts, notes, divs, etc.)                   -       1,500,500                -                 -
   Income taxes receivable                                                -               -                -                 -
                                                             -----------------------------------------------------------------------
              Total current assets                                   52,027       3,272,889                -                 -
                                                             -----------------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                             -               -                -                 -
                                                             -----------------------------------------------------------------------
              Total other assets                                          -               -                -                 -
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Assets                                                  $107,820,922     $30,112,003                $-               $-
                                                             =======================================================================

                                                                                                            Exhibit F.15 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                            Alliant
                                                                                            Alliant          Alliant        Energy
                                                           Grandelight     Alliant        Energy de           Energy       Renewable
                                                             Holding      Energy de      Mexico S. de       Australia      Resources
                                                             Limited      Mexico L.L.C.   R.L. de C.V.      Pty. Limited     Limited
                                                        ----------------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Other                                                          $-          $-             $-                $-              $-
   Less - Accumulated depreciation                                 -           -              -                 -               -
                                                        ----------------------------------------------------------------------------
              Total property, plant and equipment                  -           -              -                 -               -
                                                        ----------------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                       -           -              -                 -               -
   Investment in foreign entities                         35,427,156           -              -        17,796,787               -
                                                        ----------------------------------------------------------------------------
              Total investments                           35,427,156           -              -        17,796,787               -
                                                        ----------------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                       -           -              -                 -               -
   Accounts receivable - other                                     -           -              -            11,501               -
   Intercompany receivables (accts, notes, divs, etc.)             -           -              -                 -               -
   Income taxes receivable                                         -           -              -                 -               -
                                                        ----------------------------------------------------------------------------
              Total current assets                                 -           -              -            11,501               -
                                                        ----------------------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                      -           -              -                 -               -
                                                        ----------------------------------------------------------------------------
              Total other assets                                   -           -              -                 -               -
                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------
 Total Assets                                            $35,427,156          $-            $-        $17,808,288              $-
                                                        ============================================================================

                                                                                                            Exhibit F.15 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                    Consolidated
                                                                  Alliant                                              Alliant
                                                                  Energy                                               Energy
                                                               International,                                      International,
                                                                    Inc.         Subtotal     Eliminations              Inc.
                                                             -----------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Other                                                                $-         $29,927                $-          $29,927
   Less - Accumulated depreciation                                       -         (10,963)                           (10,963)
                                                             -----------------------------------------------------------------------
              Total property, plant and equipment                        -          18,964                -            18,964
                                                             -----------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                   158,736,922     158,736,922     (158,736,922)                -
   Investment in foreign entities                                9,760,988     197,573,976                        197,573,976
                                                             -----------------------------------------------------------------------
              Total investments                                168,497,910     356,310,898     (158,736,922)      197,573,976
                                                             -----------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                             -       1,772,389                          1,772,389
   Accounts receivable - other                                           -          63,528                             63,528
   Intercompany receivables (accts, notes, divs, etc.)          33,276,829      34,777,329      (34,777,329)                -
   Income taxes receivable                                         231,222         231,222                            231,222
                                                             -----------------------------------------------------------------------
              Total current assets                              33,508,051      36,844,468      (34,777,329)        2,067,139
                                                             -----------------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                      255,761         255,761                            255,761
                                                             -----------------------------------------------------------------------
              Total other assets                                   255,761         255,761                -           255,761
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Assets                                                 $202,261,722    $393,430,091    ($193,514,251)     $199,915,840
                                                             =======================================================================

                                                                                                            Exhibit F.15 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                   Alliant        Interstate                               Energy
                                                                International       Energy               Alliant         Holdings do
                                                                 New Zealand     Corporation             Energy            Brasil
                                                                   Limited       PTE Limited           Brazil, Inc.       Limitada
                                                             -----------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
 Capitalization:
   Common stock and additional paid-in capital                    $96,555,764     $24,072,234               $-                $-
   Retained earnings                                                7,528,361       6,004,593                -                 -
    Other comprehensive income:
        Unrealized security gains / (losses)  (FAS 115)             8,170,164               -                -                 -
        Cum foreign currency translation adjustments               (9,586,383)         35,176                -                 -
                                                             -----------------------------------------------------------------------
              Total capitalization                                102,667,906      30,112,003                -                 -
                                                             -----------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                                              -               -                -                 -
   Accounts payable                                                    41,174               -                -                 -
   Intercompany payables (accts, notes, divs, etc.)                         -               -                -                 -
   Accrued income taxes                                               712,523               -                -                 -
   Other current liabilities                                                -               -                -                 -
                                                             -----------------------------------------------------------------------
              Total current liabilities                               753,697               -                -                 -
                                                             -----------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                4,399,319               -                -                 -
                                                             -----------------------------------------------------------------------
              Total long-term liabilities                           4,399,319               -                -                 -
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Liabilities and Capitalization                            $107,820,922     $30,112,003             $-               $-
                                                             =======================================================================

                                                                                                            Exhibit F.15 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                                             Alliant       Alliant         Energy
                                                                Grandelight     Alliant     Energy de       Energy        Renewable
                                                                  Holding      Energy de   Mexico S. de   Australia       Resources
                                                                  Limited     Mexico L.L.C. R.L. de C.V.  Pty. Limited      Limited
                                                             -----------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
 Capitalization:
   Common stock and additional paid-in capital                 $4,499,076          $-          $-       $23,798,879         $-
   Retained earnings                                           (3,582,188)          -           -          (139,797)         -
    Other comprehensive income:
        Unrealized security gains / (losses)  (FAS 115)                 -           -           -        (3,982,387)         -
        Cum foreign currency translation adjustments             (269,311)          -           -           252,640          -
                                                             -----------------------------------------------------------------------
              Total capitalization                                647,577           -           -        19,929,335          -
                                                             -----------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                                          -           -           -                 -          -
   Accounts payable                                                     -           -           -            23,315          -
   Intercompany payables (accts, notes, divs, etc.)            34,779,579           -           -                 -          -
   Accrued income taxes                                                 -           -           -                 -          -
   Other current liabilities                                            -           -           -                 -          -
                                                             -----------------------------------------------------------------------
              Total current liabilities                        34,779,579           -           -            23,315          -
                                                             -----------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                    -           -           -        (2,144,362)         -
                                                             -----------------------------------------------------------------------
              Total long-term liabilities                               -           -           -        (2,144,362)         -
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Liabilities and Capitalization                         $35,427,156          $-          $-       $17,808,288         $-
                                                             =======================================================================

                                                                                                            Exhibit F.15 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                     Consolidated
                                                                  Alliant                                               Alliant
                                                                  Energy                                                Energy
                                                               International,                                        International,
                                                                    Inc.           Subtotal      Eliminations             Inc.
                                                             -----------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
 Capitalization:
   Common stock and additional paid-in capital                    $30,488,761    $179,414,714    ($148,925,953)      $30,488,761
   Retained earnings                                               (8,655,172)      1,155,797       (9,810,969)       (8,655,172)
    Other comprehensive income:
        Unrealized security gains / (losses)  (FAS 115)                     -       4,187,777                          4,187,777
        Cum foreign currency translation adjustments                        -      (9,567,878)                        (9,567,878)
                                                             -----------------------------------------------------------------------
              Total capitalization                                 21,833,589     175,190,410     (158,736,922)       16,453,488
                                                             -----------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                                    178,547,239     178,547,239                        178,547,239
   Accounts payable                                                   572,165         636,654                            636,654
   Intercompany payables (accts, notes, divs, etc.)                 1,006,129      35,785,708      (34,777,329)        1,008,379
   Accrued income taxes                                                     -         712,523                            712,523
   Other current liabilities                                          339,324         339,324                            339,324
                                                             -----------------------------------------------------------------------
              Total current liabilities                           180,464,857     216,021,448      (34,777,329)      181,244,119
                                                             -----------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                  (36,724)      2,218,233                          2,218,233
                                                             -----------------------------------------------------------------------
              Total long-term liabilities                             (36,724)      2,218,233                -         2,218,233
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Liabilities and Capitalization                            $202,261,722    $393,430,091    ($193,514,251)     $199,915,840
                                                             =======================================================================

                                                                                                                       Exhibit F.16
 ALLIANT ENERGY INTERNATIONAL, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                       Alliant          Interstate                         Energy
                                                                    International        Energy           Alliant        Holdings do
                                                                     New Zealand       Corporation         Energy          Brasil
                                                                       Limited         PTE Limited      Brazil, Inc.      Limitada
                                                                  ------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                 $9,504,998       $2,672,007             $-             $-
   Adjustments to reconcile net income (loss) to net cash
   flows from operating activities:
     Depreciation and amortization                                            -           48,540              -              -
     Deferred taxes and investment tax credits                                -                -              -              -
     Gain on disposition of assets                                   (5,990,407)               -              -              -
     Other                                                          (11,877,822)      (2,712,980)             -              -

   Other changes in assets and liabilities:
   Accounts receivable                                                  (39,959)      (1,500,500)         1,000              -
   Accounts payable                                                         457                -              -              -
   Accrued taxes                                                        455,976                -              -              -
   Other                                                                249,992                -              -              -
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) operating activities          (7,696,765)      (1,492,933)         1,000              -
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                          (1,147,419)               -              -              -
     Net change in borrowings from money pools                                -                -              -              -
     Other                                                           67,808,135                -         (1,000)             -
                                                                  ------------------------------------------------------------------
         Net cash flows from (used for) financing activities         66,660,716                -         (1,000)             -
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                      (70,368,971)               -              -              -
     Proceeds from the disposition of assets                         13,773,574                -              -              -
     Other                                                           (2,368,554)       3,136,836              -              -
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) investing activities         (58,963,951)       3,136,836              -              -
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Net increase in cash and temporary cash investments                          -        1,643,903              -              -
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at beg. of period                        -          128,486              -              -
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at end of period                           $-    $1,772,389              $-             $-
                                                                  ==================================================================

                                                                                                            Exhibit F.16 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                                                 Alliant      Alliant      Energy
                                                                    Grandelight    Alliant     Energy de      Energy      Renewable
                                                                      Holding     Energy de   Mexico S. de   Australia    Resources
                                                                      Limited    Mexico L.L.C. R.L. de C.V.  Pty. Limited   Limited
                                                                  ------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                               ($2,811,488)      $-          $-      ($139,797)          $-
   Adjustments to reconcile net income (loss) to net cash
   flows from operating activities:
     Depreciation and amortization                                     166,587        -           -              -            -
     Deferred taxes and investment tax credits                               -        -           -              -            -
     Gain on disposition of assets                                           -        -           -              -            -
     Other                                                           2,642,151        -           -       (153,644)           -

   Other changes in assets and liabilities:
   Accounts receivable                                                       -        -           -        (11,501)           -
   Accounts payable                                                 29,610,910        -           -         23,315            -
   Accrued taxes                                                             -        -           -              -            -
   Other                                                                     -        -           -              -            -
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) operating activities         29,608,160        -           -       (281,627)           -
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                  -        -           -              -            -
     Net change in borrowings from money pools                               -        -           -              -            -
     Other                                                                   -        -           -     23,798,879            -
                                                                  ------------------------------------------------------------------
         Net cash flows from (used for) financing activities                 -        -           -     23,798,879            -
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                     (29,608,160)       -           -    (23,616,300)           -
     Proceeds from the disposition of assets                                 -        -           -              -            -
     Other                                                                   -        -           -         99,048            -
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) investing activities        (29,608,160)       -           -    (23,517,252)           -
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Net increase in cash and temporary cash investments                         -        -           -              -            -
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at beg. of period                       -        -           -              -            -
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at end of period                       $-       $-          $-             $-           $-
                                                                  ==================================================================

                                                                                                            Exhibit F.16 (Continued)
 ALLIANT ENERGY INTERNATIONAL, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                       Consolidated
                                                                      Alliant                                             Alliant
                                                                      Energy                                              Energy
                                                                   International,                                     International,
                                                                        Inc.           Subtotal       Eliminations          Inc.
                                                                  ------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                 ($361,753)      $8,863,967       ($9,225,720)        ($361,753)
   Adjustments to reconcile net income (loss) to net cash
   flows from operating activities:
     Depreciation and amortization                                           -          215,127                             215,127
     Deferred taxes and investment tax credits                        (677,068)        (677,068)                -          (677,068)
     Gain on disposition of assets                                           -       (5,990,407)                         (5,990,407)
     Other                                                            (455,393)     (12,557,688)                -       (12,557,688)

   Other changes in assets and liabilities:
   Accounts receivable                                             (28,108,160)     (29,659,120)       29,607,660           (51,460)
   Accounts payable                                                    775,025       30,409,707       (29,607,660)          802,047
   Accrued taxes                                                             -          455,976                 -           455,976
   Other                                                               342,689          592,681                 -           592,681
                                                                 -------------------------------------------------------------------
        Net cash flows from (used for) operating activities        (28,484,660)      (8,346,825)       (9,225,720)      (17,572,545)
                                                                 -------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                  -       (1,147,419)        1,147,419                 -
     Net change in borrowings from money pools                     125,327,664      125,327,664                         125,327,664
     Other                                                          12,088,909      103,694,923       (91,606,014)       12,088,909
                                                                 -------------------------------------------------------------------
         Net cash flows from (used for) financing activities       137,416,573      227,875,168       (90,458,595)      137,416,573
                                                                 -------------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                      (7,020,455)    (130,613,886)                       (130,613,886)
     Proceeds from the disposition of assets                                 -       13,773,574                          13,773,574
     Other                                                        (101,911,458)    (101,044,128)       99,684,315        (1,359,813)
                                                                 -------------------------------------------------------------------
        Net cash flows from (used for) investing activities       (108,931,913)    (217,884,440)       99,684,315      (118,200,125)
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
 Net increase in cash and temporary cash investments                         -        1,643,903                 -         1,643,903
                                                                 -------------------------------------------------------------------
 Cash and temporary cash investments at beg. of period                       -          128,486                             128,486
                                                                 -------------------------------------------------------------------
 Cash and temporary cash investments at end of period                            $-  $1,772,389                  $-      $1,772,389
                                                                 ===================================================================

                                                                                                                        Exhibit F.17
ALLIANT ENERGY INTERNATIONAL, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                       Alliant
                                                               Alliant         Interstate                              Energy
                                                            International       Energy                Alliant        Holdings do
                                                             New Zealand      Corporation             Energy           Brasil
                                                               Limited        PTE Limited           Brazil, Inc.      Limitada
                                                         ---------------------------------------------------------------------------
Balance at January 1, 1999                                    ($829,218)      $3,332,586                $-               $-
   Net income (loss)                                          9,504,998        2,672,007                 -                -
   Cash dividends declared on common stock                   (1,147,419)               -                 -                -
   Cash dividends declared on preferred stock                         -                -                 -                -
                                                         ---------------------------------------------------------------------------
Balance at December 31, 1999                                 $7,528,361       $6,004,593                $-               $-
                                                         ===========================================================================


                                                                                                            Exhibit F.17 (Continued)
ALLIANT ENERGY INTERNATIONAL, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                           Alliant
                                                                                            Alliant         Alliant         Energy
                                                          Grandelight         Alliant      Energy de        Energy        Renewable
                                                            Holding          Energy de    Mexico S. de     Australia      Resources
                                                            Limited         Mexico L.L.C. R.L. de C.V.   Pty. Limited      Limited
                                                        ----------------------------------------------------------------------------
Balance at January 1, 1999                                 ($770,700)           $-            $-               $-           $-
   Net income (loss)                                      (2,811,488)            -             -         (139,797)           -
   Cash dividends declared on common stock                         -             -             -                -            -
   Cash dividends declared on preferred stock                      -             -             -                -            -
                                                        ----------------------------------------------------------------------------
Balance at December 31, 1999                             ($3,582,188)           $-            $-        ($139,797)          $-
                                                        ============================================================================




                                                                                                            Exhibit F.17 (Continued)
ALLIANT ENERGY INTERNATIONAL, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                    Consolidated
                                                                  Alliant                                              Alliant
                                                                  Energy                                               Energy
                                                               International,                                       International,
                                                                    Inc.          Subtotal        Eliminations           Inc.
                                                         ---------------------------------------------------------------------------
Balance at January 1, 1999                                      ($8,293,419)     ($6,560,751)      ($1,732,667)     ($8,293,418)
   Net income (loss)                                               (361,753)       8,863,967        (9,225,721)        (361,754)
   Cash dividends declared on common stock                                -       (1,147,419)        1,147,419                -
   Cash dividends declared on preferred stock                             -                -                 -                -
                                                         ---------------------------------------------------------------------------
Balance at December 31, 1999                                    ($8,655,172)      $1,155,797       ($9,810,969)     ($8,655,172)
                                                         ===========================================================================

                                                                                                                       Exhibit F.18
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               Consolidated     Consolidated     Consolidated
                                                                   2001          Iowa Land          Village               Alliant
                                                                Development     and Building      Lakeshares              Energy
                                                                Corporation       Company            Inc.             Investco, Inc.
                                                             -----------------------------------------------------------------------
Operating Revenues:
   Affordable housing                                                  $-                $-               $-                   $-
   Professional fees, rents and other                           3,947,804         3,200,784        4,826,848                    -
                                                             -----------------------------------------------------------------------
              Total operating revenues                          3,947,804         3,200,784        4,826,848                    -
                                                             -----------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                991,366         1,547,311        4,994,832                7,888
   Maintenance                                                    575,192           417,924          135,543                    -
   Depreciation and amortization                                  676,288           378,932          568,572                    -
   Miscellaneous taxes other than income taxes                    459,722            72,636          132,320                    -
                                                             -----------------------------------------------------------------------
              Total operating expenses                          2,702,568         2,416,803        5,831,267                7,888
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Operating Income (Loss)                                        1,245,236           783,981       (1,004,419)              (7,888)
                                                             -----------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                               815,700                 -            3,798                    -
   Interest expense - intercompany                                244,677           429,272          480,516               77,987
   Interest income                                                (63,307)           (3,443)        (595,172)                   -
   Interest income - intercompany                                       -              (206)               -                    -
   Income from consolidated subsidiaries                                -                 -                -                    -
   Equity (income) / loss in unconsolidated subsidiaries          214,334                 -                -                    -
   Minority interest of (income) / loss                           (19,603)           (2,271)        (293,803)                   -
   Other (income) and deductions - net                           (158,212)         (295,120)               -              256,281
                                                             -----------------------------------------------------------------------
              Total interest expense and other                  1,033,589           128,232         (404,661)             334,268
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends        211,647           655,749         (599,758)            (342,156)
                                                             -----------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                                    -           192,065         (680,946)            (202,606)
           - State                                                      -            66,492         (200,347)             (61,576)
   Deferred - Federal                                                   -            34,123          371,322               88,510
            - State                                                     -             6,912           69,703               16,614
   Low-income housing tax credits                                       -                 -                -                    -
                                                             -----------------------------------------------------------------------
              Total income taxes                                        -           299,592         (440,268)            (159,058)
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Net Income / (Loss)                                             $211,647          $356,157        ($159,490)           ($183,098)
                                                             =======================================================================

                                                                                                            Exhibit F.18 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF INCOME (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                   Sawyer           Heartland       Atlantic-
                                                                   Finance            Energy         Sundance         Heartland
                                                                   Limited        Services, Inc.  Apartments, L.P.  Properties, Inc.
                                                            ------------------------------------------------------------------------
Operating Revenues:
   Affordable housing                                                  $-                $-               $-          $11,849,421
   Professional fees, rents and other                                   -                 -          120,672              847,813
                                                            ------------------------------------------------------------------------
              Total operating revenues                                  -                 -          120,672           12,697,234
                                                            ------------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                      -               733          191,979            8,961,791
   Maintenance                                                          -                 -                -                    -
   Depreciation and amortization                                        -                 -           72,802            3,343,736
   Miscellaneous taxes other than income taxes                          -                 -           18,617            1,322,932
                                                            ------------------------------------------------------------------------
              Total operating expenses                                  -               733          283,398           13,628,459
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Operating Income (Loss)                                                -              (733)        (162,726)            (931,225)
                                                            ------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                     -                 -           72,421            4,512,781
   Interest expense - intercompany                                      -            11,236                -               75,598
   Interest income                                               (750,184)                -              (26)            (896,294)
   Interest income - intercompany                                       -                 -                -             (504,300)
   Income from consolidated subsidiaries                                -                 -                -                    -
   Equity (income) / loss in unconsolidated subsidiaries                -           159,437                -           (3,819,230)
   Minority interest of (income) / loss                                 -                 -                -                 (544)
   Other (income) and deductions - net                             43,420           (14,135)               -          (39,746,824)
                                                            ------------------------------------------------------------------------
              Total interest expense and other                   (706,764)          156,538           72,395          (40,378,813)
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends        706,764          (157,271)        (235,121)          39,447,588
                                                            ------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                                    -          (160,957)               -           12,703,268
           - State                                                      -             3,379                -            2,099,666
   Deferred - Federal                                                   -            73,093                -                    -
            - State                                                     -            47,828                -                    -
   Low-income housing tax credits                                       -                 -                -           (5,838,030)
                                                            ------------------------------------------------------------------------
              Total income taxes                                        -           (36,657)               -            8,964,904
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Net Income / (Loss)                                             $706,764         ($120,614)       ($235,121)         $30,482,684
                                                            ========================================================================

                                                                                                            Exhibit F.18 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF INCOME (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                     Consoldiated
                                                                     Alliant                                            Alliant
                                                                     Energy                                             Energy
                                                                Investments, Inc.  Subtotal       Eliminations     Investments, Inc.
                                                              ----------------------------------------------------------------------
                                                                                     C>
Operating Revenues:
   Affordable housing                                                   $-       $11,849,421               $-          $11,849,421
   Professional fees, rents and other                                    -        12,943,921                            12,943,921
                                                              ----------------------------------------------------------------------
              Total operating revenues                                   -        24,793,342                -           24,793,342
                                                              ----------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                 295,929        16,991,829                            16,991,829
   Maintenance                                                           -         1,128,659                             1,128,659
   Depreciation and amortization                                         -         5,040,330                             5,040,330
   Miscellaneous taxes other than income taxes                           -         2,006,227                             2,006,227
                                                              ----------------------------------------------------------------------
              Total operating expenses                             295,929        25,167,045                -           25,167,045
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
 Operating Income (Loss)                                          (295,929)         (373,703)               -             (373,703)
                                                              ----------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                      -         5,404,700                             5,404,700
   Interest expense - intercompany                               1,811,408         3,130,694         (244,676)           2,886,018
   Interest income                                                       -        (2,308,426)                           (2,308,426)
   Interest income - intercompany                                 (257,801)         (762,307)         244,676             (517,631)
   Income from consolidated subsidiaries                       (30,954,024)      (30,954,024)      30,954,024                    -
   Equity (income) / loss in unconsolidated subsidiaries           810,157        (2,635,302)        (293,803)          (2,929,105)
   Minority interest of (income) / loss                                  -          (316,221)         398,709               82,488
   Other (income) and deductions - net                                   -       (39,914,590)                          (39,914,590)
                                                              ----------------------------------------------------------------------
              Total interest expense and other                 (28,590,260)      (68,355,476)      31,058,930          (37,296,546)
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends      28,294,331        67,981,773      (31,058,930)          36,922,843
                                                              ----------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                              (812,427)       11,038,397                            11,038,397
           - State                                                (269,697)        1,637,917                             1,637,917
   Deferred - Federal                                              212,962           780,010                               780,010
            - State                                                (18,196)          122,861                               122,861
   Low-income housing tax credits                                  (85,159)       (5,923,189)                           (5,923,189)
                                                              ----------------------------------------------------------------------
              Total income taxes                                  (972,517)        7,655,996                -            7,655,996
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
 Net Income / (Loss)                                           $29,266,848       $60,325,777     ($31,058,930)         $29,266,847
                                                              ======================================================================

                                                                                                                       Exhibit F.19
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS
 AS OF DECEMBER 31, 1999
                                                                 Consolidated   Consolidated     Consolidated
                                                                     2001        Iowa Land         Village              Alliant
                                                                 Development    and Building      Lakeshares             Energy
                                                                  Corporation     Company             Inc.            Investco, Inc.
                                                             -----------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Rental property                                             $20,454,860              $-                $-                  $-
   Less - Accumulated depreciation                              (4,771,419)              -                 -                   -
   Other                                                           218,928      12,885,764         6,834,933                   -
   Less - Accumulated depreciation                                 (42,480)     (1,552,367)       (3,947,035)                  -
                                                             -----------------------------------------------------------------------
              Total property, plant and equipment               15,859,889      11,333,397         2,887,898                   -
                                                             -----------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                             -               -                 -                   -
   Investment in foreign entities                                        -               -                 -             481,141
   Investment in McLeodUSA Inc.                                          -               -                 -                   -
   Investment in low-income housing projects                             -               -                 -                   -
   Other                                                         2,826,671               -                 -           1,006,983
                                                             -----------------------------------------------------------------------
              Total investments                                  2,826,671               -                 -           1,488,124
                                                             -----------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                     2,034,209          (1,240)          373,990                   -
   Accounts receivable - customers                                  46,338          57,000            49,028                   -
   Accounts receivable - other                                       8,351          14,171           147,037                   -
   Current notes receivable                                              -          22,316         1,295,380                   -
   Allowance for doubtful accounts (A/R customers)                       -               -            (1,220)                  -
   Allowance for doubtful accounts (A/R other)                           -               -                 -                   -
   Allowance for doubtful accounts (notes)                               -               -          (153,163)                  -
   Intercompany receivables (accounts,notes,dividends,etc.)              -         532,721                 -                   -
   Loan to money pools                                                   -               -                 -                   -
   Income taxes receivable                                               -          63,361           881,293                   -
   Materials and supplies, at average cost                               -               -            79,930                   -
   Restricted cash                                                       -               -                 -                   -
   Prepayments and other                                            36,394         137,826             6,207                   -
                                                             -----------------------------------------------------------------------
              Total current assets                               2,125,292         826,155         2,678,482                   -
                                                             -----------------------------------------------------------------------

 Other Assets:
   Non-current notes receivable                                     77,410               -         4,319,819                   -
   Restricted cash                                                   9,902               -                 -                   -
   Unamortized debt expenses                                         9,524               -                 -                   -
   Deferred charges and other                                       61,197               -                 -                   -
                                                             -----------------------------------------------------------------------
              Total other assets                                   158,033               -         4,319,819                   -
                                                             -----------------------------------------------------------------------

                                                             -----------------------------------------------------------------------
 Total Assets                                                  $20,969,885     $12,159,552        $9,886,199          $1,488,124
                                                             =======================================================================

                                                                                                            Exhibit F.19 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                    Sawyer         Heartland        Atlantic-
                                                                   Finance          Energy         Sundance           Heartland
                                                                   Limited      Services, Inc.  Apartments, L.P.    Properties, Inc.
                                                               ---------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Rental property                                                    $-                          $2,158,994        $110,761,002
   Less - Accumulated depreciation                                     -              -              (65,373)        (23,026,635)
   Other                                                               -              -                    -             798,270
   Less - Accumulated depreciation                                     -              -                    -            (487,439)
                                                              ----------------------------------------------------------------------
              Total property, plant and equipment                      -              -            2,093,621          88,045,198
                                                              ----------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                           -              -                    -                   -
   Investment in foreign entities                                      -              -                    -                   -
   Investment in McLeodUSA Inc.                                        -              -                    -          16,773,605
   Investment in low-income housing projects                           -              -                    -           5,578,667
   Other                                                               -        923,896                    -                   -
                                                              ----------------------------------------------------------------------
              Total investments                                        -        923,896                    -          22,352,272
                                                              ----------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                           -              -                2,544           4,448,402
   Accounts receivable - customers                                     -              -                2,084             611,774
   Accounts receivable - other                                         -              -                    -           1,815,636
   Current notes receivable                                            -              -                    -           1,501,116
   Allowance for doubtful accounts (A/R customers)                     -              -                    -             (38,072)
   Allowance for doubtful accounts (A/R other)                         -              -                    -            (136,717)
   Allowance for doubtful accounts (notes)                             -              -                    -                   -
   Intercompany receivables (accounts,notes,dividends,etc.)            -              -                    -             152,519
   Loan to money pools                                                 -              -                    -           3,400,120
   Income taxes receivable                                             -        442,317                    -           2,578,602
   Materials and supplies, at average cost                             -              -                    -                   -
   Restricted cash                                                     -              -                    -           1,627,196
   Prepayments and other                                               -              -                  479             144,504
                                                              ----------------------------------------------------------------------
              Total current assets                                     -        442,317                5,107          16,105,080
                                                              ----------------------------------------------------------------------

 Other Assets:
   Non-current notes receivable                                        -              -                    -           4,039,204
   Restricted cash                                                     -              -                3,135           5,232,783
   Unamortized debt expenses                                           -              -                    -                   -
   Deferred charges and other                                          -              -               14,260           3,571,320
                                                              ----------------------------------------------------------------------
              Total other assets                                       -              -               17,395          12,843,307
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
 Total Assets                                                          $-    $1,366,213           $2,116,123        $139,345,857
                                                              ======================================================================

                                                                                                            Exhibit F.19 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                     Consoldiated
                                                                     Alliant                                            Alliant
                                                                     Energy                                             Energy
                                                                Investments, Inc.  Subtotal         Eliminations   Investments, Inc.
                                                               ---------------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Rental property                                                               $133,374,856                 $-       $133,374,856
   Less - Accumulated depreciation                                          -     (27,863,427)                          (27,863,427)
   Other                                                             (300,781)     20,437,114          (248,604)         20,188,510
   Less - Accumulated depreciation                                          -      (6,029,321)                           (6,029,321)
                                                               ---------------------------------------------------------------------
              Total property, plant and equipment                    (300,781)    119,919,222          (248,604)        119,670,618
                                                               ---------------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                       50,609,053      50,609,053       (50,609,053)                  -
   Investment in foreign entities                                           -         481,141                               481,141
   Investment in McLeodUSA Inc.                                 1,107,016,598   1,123,790,203                         1,123,790,203
   Investment in low-income housing projects                        2,531,008       8,109,675                             8,109,675
   Other                                                              771,157       5,528,707          (751,714)          4,776,993
                                                               ---------------------------------------------------------------------
              Total investments                                 1,160,927,816   1,188,518,779       (51,360,767)      1,137,158,012
                                                               ---------------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                                -       6,857,905                             6,857,905
   Accounts receivable - customers                                          -         766,224                               766,224
   Accounts receivable - other                                              -       1,985,195                             1,985,195
   Current notes receivable                                                 -       2,818,812                             2,818,812
   Allowance for doubtful accounts (A/R customers)                          -         (39,292)                              (39,292)
   Allowance for doubtful accounts (A/R other)                              -        (136,717)                             (136,717)
   Allowance for doubtful accounts (notes)                                  -        (153,163)                             (153,163)
   Intercompany receivables (accounts,notes,dividends,etc.)         3,254,861       3,940,101        (3,254,861)            685,240
   Loan to money pools                                                      -       3,400,120                             3,400,120
   Income taxes receivable                                                  -       3,965,573                             3,965,573
   Materials and supplies, at average cost                                  -          79,930                                79,930
   Restricted cash                                                          -       1,627,196                             1,627,196
   Prepayments and other                                                    -         325,410                               325,410
                                                               ---------------------------------------------------------------------
              Total current assets                                  3,254,861      25,437,294        (3,254,861)         22,182,433
                                                               ---------------------------------------------------------------------

 Other Assets:
   Non-current notes receivable                                             -       8,436,433                             8,436,433
   Restricted cash                                                          -       5,245,820                             5,245,820
   Unamortized debt expenses                                                -           9,524                                 9,524
   Deferred charges and other                                               -       3,646,777                             3,646,777
                                                               ---------------------------------------------------------------------
              Total other assets                                            -      17,338,554                 -          17,338,554
                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
 Total Assets                                                  $1,163,881,896  $1,351,213,849      ($54,864,232)     $1,296,349,617
                                                               =====================================================================

                                                                                                            Exhibit F.19 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                        Consolidated     Consolidated     Consolidated
                                                                            2001          Iowa Land         Village       Alliant
                                                                        Development     and Building      Lakeshares      Energy
                                                                        Corporation        Company            Inc.    Investco, Inc.
                                                                     ---------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital                           $8,250,000      $2,804,496       $5,984,307         $1,000
   Retained earnings                                                       (434,039)      1,231,763       (4,009,519)       510,651
    Other comprehensive income:
        Unrealized security gains (FAS 115)                                       -               -                -              -
                                                                     ---------------------------------------------------------------
              Total common equity                                         7,815,961       4,036,259        1,974,788        511,651
                                                                     ---------------------------------------------------------------

   Long-term debt (excluding current portion)                             9,130,955               -           34,202              -
                                                                     ---------------------------------------------------------------
              Total capitalization                                       16,946,916       4,036,259        2,008,990        511,651
                                                                     ---------------------------------------------------------------

 Current Liabilities:
   Current maturities & sink. funds of long-term debt & pref. stock         381,520               -            9,912              -
   Borrowings from money pools                                                    -       6,089,724        6,377,464        910,409
   Accounts payable                                                          79,474          77,660           48,761              -
   Intercompany payables (accounts, notes, dividends, etc.)               3,258,134         108,533                -              -
   Accrued payroll and vacations                                                  -               -           85,401              -
   Accrued interest                                                           8,221               -                -              -
   Accrued income taxes                                                           -               -                -         32,072
   Accrued other taxes (property, payroll, etc.)                            383,672          80,147          100,353              -
   Other current liabilities                                                  7,250               -           62,579              -
                                                                     ---------------------------------------------------------------
              Total current liabilities                                   4,118,271       6,356,064        6,684,470        942,481
                                                                     ---------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                              -       1,249,798          441,025         33,992
   Environmental liabilities                                                      -          70,000                -              -
   Minority interest                                                        (95,302)        314,954          751,714              -
   Other                                                                          -         132,477                -              -
                                                                     ---------------------------------------------------------------
              Total long-term liabilities                                   (95,302)      1,767,229        1,192,739         33,992
                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------
 Total Liabilities and Capitalization                                   $20,969,885     $12,159,552       $9,886,199     $1,488,124
                                                                     ===============================================================

                                                                                                            Exhibit F.19 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                        Sawyer      Heartland        Atlantic-
                                                                        Finance       Energy          Sundance         Heartland
                                                                        Limited   Services, Inc.  Apartments, L.P.  Properties, Inc.
                                                                     ---------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital                              $-      $7,140,958        $1,149,662         $35,255,559
   Retained earnings                                                         -      (7,055,667)         (235,121)          3,641,280
    Other comprehensive income:
        Unrealized security gains (FAS 115)                                  -               -                 -           9,973,297
                                                                     ---------------------------------------------------------------
              Total common equity                                            -          85,291           914,541          48,870,136
                                                                     ---------------------------------------------------------------

   Long-term debt (excluding current portion)                                -               -         1,147,594          67,933,210
                                                                     ---------------------------------------------------------------
              Total capitalization                                           -          85,291         2,062,135         116,803,346
                                                                     ---------------------------------------------------------------

 Current Liabilities:
   Current maturities & sink. funds of long-term debt & pref. stock          -               -                 -           1,332,328
   Borrowings from money pools                                               -       1,615,652                 -                   -
   Accounts payable                                                          -               -            14,746                   -
   Intercompany payables (accounts, notes, dividends, etc.)                  -             733                 -             567,783
   Accrued payroll and vacations                                             -               -                 -             377,104
   Accrued interest                                                          -               -                 -           1,733,516
   Accrued income taxes                                                      -               -                 -                   -
   Accrued other taxes (property, payroll, etc.)                             -               -                 -                   -
   Other current liabilities                                                 -               -            39,242           2,937,302
                                                                     ---------------------------------------------------------------
              Total current liabilities                                      -       1,616,385            53,988           6,948,033
                                                                     ---------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                         -        (335,463)                -          10,618,689
   Environmental liabilities                                                 -               -                 -                   -
   Minority interest                                                         -               -                 -             826,459
   Other                                                                     -               -                 -           4,149,330
                                                                     ---------------------------------------------------------------
              Total long-term liabilities                                    -        (335,463)                -          15,594,478
                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------
 Total Liabilities and Capitalization                                       $-      $1,366,213        $2,116,123        $139,345,857
                                                                     ===============================================================

                                                                                                            Exhibit F.19 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                      Consoldiated
                                                                         Alliant                                        Alliant
                                                                         Energy                                         Energy
                                                                    Investments, Inc.   Subtotal     Eliminations  Investments, Inc.
                                                                    ---------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital                         $65,740,753    $126,326,735    ($60,585,982)     $65,740,753
   Retained earnings                                                    (9,209,801)    (15,560,453)      6,102,048       (9,458,405)
    Other comprehensive income:
        Unrealized security gains (FAS 115)                            630,309,129     640,282,426                      640,282,426
                                                                    ----------------------------------------------------------------
              Total common equity                                      686,840,081     751,048,708     (54,483,934)     696,564,774
                                                                    ----------------------------------------------------------------

   Long-term debt (excluding current portion)                                    -      78,245,961                       78,245,961
                                                                    ----------------------------------------------------------------
              Total capitalization                                     686,840,081     829,294,669     (54,483,934)     774,810,735
                                                                    ----------------------------------------------------------------

 Current Liabilities:
   Current maturities & sink. funds of long-term debt & pref. stock              -       1,723,760                        1,723,760
   Borrowings from money pools                                          25,604,257      40,597,506                       40,597,506
   Accounts payable                                                              -         220,641                          220,641
   Intercompany payables (accounts, notes, dividends, etc.)                 44,709       3,979,892      (3,254,861)         725,031
   Accrued payroll and vacations                                                 -         462,505                          462,505
   Accrued interest                                                              -       1,741,737                        1,741,737
   Accrued income taxes                                                  1,507,639       1,539,711                        1,539,711
   Accrued other taxes (property, payroll, etc.)                                 -         564,172                          564,172
   Other current liabilities                                                93,501       3,139,874                        3,139,874
                                                                    ----------------------------------------------------------------
              Total current liabilities                                 27,250,106      53,969,798      (3,254,861)      50,714,937
                                                                    ----------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                   449,791,709     461,799,750                      461,799,750
   Environmental liabilities                                                     -          70,000                           70,000
   Minority interest                                                             -       1,797,825       2,874,563        4,672,388
   Other                                                                         -       4,281,807                        4,281,807
                                                                    ----------------------------------------------------------------
              Total long-term liabilities                              449,791,709     467,949,382       2,874,563      470,823,945
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
 Total Liabilities and Capitalization                               $1,163,881,896  $1,351,213,849    ($54,864,232)  $1,296,349,617
                                                                    ================================================================

                                                                                                                       Exhibit F.20
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          Consolidated    Consolidated   Consolidated
                                                                              2001          Iowa Land       Village       Alliant
                                                                          Development     and Building    Lakeshares       Energy
                                                                          Corporation        Company          Inc.    Investco, Inc.
                                                                      --------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                       $203,187         $356,157       ($159,490)    ($183,098)
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                          676,288          378,932         568,572             -
     Deferred taxes and investment tax credits                                    -           41,035         441,025       105,124
     (Gain)/loss on disposition of assets                                  (191,238)        (304,141)              -       265,969
     Other                                                                  214,334                -       1,112,315             -

   Other changes in assets and liabilities:
   Accounts receivable                                                        9,005          (84,547)         48,731             -
   Notes receivable                                                               -           12,386          33,095             -
   Materials and supplies, at average cost                                        -                -          (8,074)            -
   Accounts payable                                                         (30,406)        (219,756)         (3,932)            -
   Accrued taxes                                                             14,200            2,011          41,646        32,072
   Other                                                                    (58,200)         (60,886)       (953,169)      167,974
                                                                       -------------------------------------------------------------
        Net cash flows from (used for) operating activities                 837,170          121,191       1,120,719       388,041
                                                                       -------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                                       -                -               -             -
     Proceeds from issuance of long-term debt                                     -                -          51,756             -
     Reductions of long-term debt                                        (1,815,292)               -          (7,710)            -
     Net change in borrowings from / (loans to) money pools                       -         (232,484)       (605,793)     (471,434)
     Other                                                                        -               (1)              -             -
                                                                       -------------------------------------------------------------
         Net cash flows from (used for) financing activities             (1,815,292)        (232,485)       (561,747)     (471,434)
                                                                       -------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                             (364,598)        (320,075)       (552,203)      (11,287)
     Proceeds from the disposition of assets                              2,058,927          466,627               -        94,680
     Other                                                                    8,460                2               3             -
                                                                       -------------------------------------------------------------
        Net cash flows from (used for) investing activities               1,702,789          146,554        (552,200)       83,393
                                                                       -------------------------------------------------------------

                                                                       -------------------------------------------------------------
 Net increase in cash and temporary cash investments                        724,667           35,260           6,772             -
                                                                       -------------------------------------------------------------
 Cash and temporary cash investments at beginning of period               1,309,542          (36,500)        367,218             -
                                                                       -------------------------------------------------------------
 Cash and temporary cash investments at end of period                    $2,034,209          ($1,240)       $373,990            $-
                                                                       =============================================================

                                                                                                            Exhibit F.20 (continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                           Sawyer     Heartland      Atlantic-
                                                                          Finance      Energy        Sundance          Heartland
                                                                          Limited  Services, Inc. Apartments, L.P.  Properties, Inc.
                                                                        ------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                       $706,764    ($120,614)    ($235,121)        $30,482,684
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                                -            -        72,802           3,343,736
     Deferred taxes and investment tax credits                                    -      120,921             -                   -
     (Gain)/loss on disposition of assets                                         -            -             -         (40,649,867)
     Other                                                                9,100,664      159,437             -          (3,819,230)

   Other changes in assets and liabilities:
   Accounts receivable                                                            -            -        (2,084)            745,668
   Notes receivable                                                               -            -             -              72,809
   Materials and supplies, at average cost                                        -            -             -                   -
   Accounts payable                                                            (951)         733        14,746          (1,154,338)
   Accrued taxes                                                                  -            -             -             (57,985)
   Other                                                                      7,342     (898,701)       21,368          (1,848,605)
                                                                        ------------------------------------------------------------
        Net cash flows from (used for) operating activities               9,813,819     (738,224)     (128,289)        (12,885,128)
                                                                        ------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                              (2,830,814)  (6,935,053)            -         (34,158,790)
     Proceeds from issuance of long-term debt                                     -            -     1,179,747          19,080,000
     Reductions of long-term debt                                                 -            -       (32,153)        (28,169,847)
     Net change in borrowings from / (loans to) money pools                       -    1,615,652             -          (2,269,340)
     Other                                                               (9,258,095)   7,140,958     1,149,662           5,685,714
                                                                        ------------------------------------------------------------
         Net cash flows from (used for) financing activities            (12,088,909)   1,821,557     2,297,256         (39,832,263)
                                                                        ------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                                    -   (1,083,333)       (2,624)         (1,399,516)
     Proceeds from the disposition of assets                                      -            -             -          50,041,934
     Other                                                                2,275,090            -    (2,163,799)          4,997,064
                                                                        ------------------------------------------------------------
        Net cash flows from (used for) investing activities               2,275,090   (1,083,333)   (2,166,423)         53,639,482
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------
 Net increase in cash and temporary cash investments                              -            -         2,544             922,091
                                                                        ------------------------------------------------------------
 Cash and temporary cash investments at beginning of period                       -            -             -           3,526,311
                                                                        ------------------------------------------------------------
 Cash and temporary cash investments at end of period                            $-           $-        $2,544          $4,448,402
                                                                        ============================================================

                                                                                                            Exhibit F.20 (continued)
 ALLIANT ENERGY INVESTMENTS, INC
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                     Consoldiated
                                                                      Alliant                                          Alliant
                                                                      Energy                                            Energy
                                                                  Investments, Inc.    Subtotal      Eliminations  Investments, Inc.
                                                                  ------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                $29,266,848      $60,317,317      ($31,050,469)    $29,266,848
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                            -        5,040,330                         5,040,330
     Deferred taxes and investment tax credits                          194,766          902,871                 -         902,871
     (Gain)/loss on disposition of assets                                     -      (40,879,277)                      (40,879,277)
     Other                                                              810,157        7,577,677          (293,803)      7,283,874

   Other changes in assets and liabilities:
   Accounts receivable                                                   37,792          754,565           (37,792)        716,773
   Notes receivable                                                           -          118,290                 -         118,290
   Materials and supplies, at average cost                                    -           (8,074)                           (8,074)
   Accounts payable                                                      44,709       (1,349,195)           37,792      (1,311,403)
   Accrued taxes                                                        608,202          640,146                 -         640,146
   Other                                                                682,152       (2,940,725)          398,709      (2,542,016)
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) operating activities          31,644,626       30,173,925       (30,945,563)       (771,638)
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Common stock dividends                                         (46,247,699)     (90,172,356)       43,924,657     (46,247,699)
     Proceeds from issuance of long-term debt                                 -       20,311,503                        20,311,503
     Reductions of long-term debt                                             -      (30,025,002)                      (30,025,002)
     Net change in borrowings from / (loans to) money pools             690,321       (1,273,078)                       (1,273,078)
     Other                                                            5,205,905        9,924,143        (4,718,238)      5,205,905
                                                                  ------------------------------------------------------------------
         Net cash flows from (used for) financing activities        (40,351,473)     (91,234,790)       39,206,419     (52,028,371)
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) investing activities:
     Construction and acquisition expenditures                       (1,385,992)      (5,119,628)                       (5,119,628)
     Proceeds from the disposition of assets                                  -       52,662,168                        52,662,168
     Other                                                           10,092,839       15,209,659        (8,260,856)      6,948,803
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) investing activities           8,706,847       62,752,199        (8,260,856)     54,491,343
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Net increase in cash and temporary cash investments                          -        1,691,334                 -       1,691,334
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at beginning of period                   -        5,166,571                         5,166,571
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at end of period                        $-       $6,857,905               $-       $6,857,905
                                                                  ==================================================================

                                                                                                                       Exhibit F.21
 ALLIANT ENERGY INVESTMENTS, INC.
 CONSOLIDATING STATEMENT OF RETAINED EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            Consolidated       Consolidated      Consolidated
                                                                2001            Iowa Land           Village              Alliant
                                                             Development       and Building       Lakeshares             Energy
                                                             Corporation         Company             Inc.             Investco, Inc.
                                                        ----------------------------------------------------------------------------
 Balance at January 1, 1999                                    ($645,686)         $875,606        ($3,850,029)             $693,749
    Net income (loss)                                            211,647           356,157           (159,490)             (183,098)
    Cash dividends declared on common stock                            -                 -                  -                     -
    Cash dividends declared on preferred stock                         -                 -                  -                     -
                                                        ----------------------------------------------------------------------------
 Balance at December 31, 1999                                  ($434,039)       $1,231,763        ($4,009,519)             $510,651
                                                        ============================================================================



                                                                                                            Exhibit F.21 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC.
 CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               Sawyer           Heartland          Atlantic-
                                                               Finance           Energy           Sundance              Heartland
                                                               Limited         Services, Inc.   Apartments, L.P.    Properties, Inc.
                                                        ----------------------------------------------------------------------------
 Balance at January 1, 1999                                  $2,124,050                $-                 $-            $7,317,386
    Net income (loss)                                           706,764          (120,614)          (235,121)           30,482,684
    Cash dividends declared on common stock                  (2,830,814)       (6,935,053)                 -           (34,158,790)
    Cash dividends declared on preferred stock                        -                 -                  -                     -
                                                        ----------------------------------------------------------------------------
 Balance at December 31, 1999                                        $-       ($7,055,667)         ($235,121)           $3,641,280
                                                        ============================================================================




                                                                                                            Exhibit F.21 (Continued)
 ALLIANT ENERGY INVESTMENTS, INC.
 CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                     Consoldiated
                                                               Alliant                                                 Alliant
                                                               Energy                                                   Energy
                                                          Investments, Inc.     Subtotal         Eliminations      Investments, Inc.
                                                        ----------------------------------------------------------------------------
 Balance at January 1, 1999                                   $7,771,050       $14,286,126        ($6,763,679)           $7,522,447
    Net income (loss)                                         29,266,848        60,325,777        (31,058,930)           29,266,847
    Cash dividends declared on common stock                  (46,247,699)      (90,172,356)        43,924,657           (46,247,699)
    Cash dividends declared on preferred stock                         -                 -                                        -
                                                        ----------------------------------------------------------------------------
 Balance at December 31, 1999                                ($9,209,801)     ($15,560,453)        $6,102,048           ($9,458,405)
                                                        ============================================================================

                                                                                                                       Exhibit F.22
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               Cedar Rapids
                                                                  & Iowa
                                                               City Railway       IEI Barge           Transfer         Williams Bulk
                                                                 Company         Services, Inc.     Services, Inc.     Transfer Inc.
                                                            ------------------------------------------------------------------------
Operating Revenues:
  Professional fees, rents and other                         $18,748,574          $2,457,341           $391,585            $77,615
                                                            ------------------------------------------------------------------------
              Total operating revenues                        18,748,574           2,457,341            391,585             77,615
                                                            ------------------------------------------------------------------------

 Operating Expenses:
   Other operating                                             6,654,392             984,866            285,600             79,064
   Maintenance                                                 1,703,797             132,583             12,089              3,772
   Depreciation and amortization                               1,422,124             473,914             17,542             15,647
   Miscellaneous taxes other than income taxes                 1,421,784             142,944                  -                 47
                                                            ------------------------------------------------------------------------
              Total operating expenses                        11,202,097           1,734,307            315,231             98,530
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Operating Income (Loss)                                       7,546,477             723,034             76,354            (20,915)
                                                            ------------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                6,134                 174                  -            (26,916)
   Interest expense - intercompany                               750,381             501,875                  -             45,817
   Interest income - intercompany                                      -             (56,838)           (82,182)                 -
   Income from consolidated subsidiaries                               -                   -                  -                  -
   Minority interest of loss                                           -                   -                  -                  -
   Other income - net                                         (1,091,108)                  -             (9,983)                 -
                                                            ------------------------------------------------------------------------
              Total interest expense and other                  (334,593)            445,211            (92,165)            18,901
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends     7,881,070             277,823            168,519            (39,816)
                                                            ------------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                           2,272,465                   -             67,926            (43,304)
           - State                                               634,684                   -            (13,018)           (13,916)
   Deferred - Federal                                            205,023                   -                666             34,260
            - State                                               38,485                   -                796              6,431
                                                            ------------------------------------------------------------------------
              Total income taxes                               3,150,657                   -             56,370            (16,529)
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
 Net Income / (Loss)                                          $4,730,413            $277,823           $112,149           ($23,287)
                                                            ========================================================================

                                                                                                            Exhibit F.22 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF INCOME (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                       Consolidated
                                                                     Alliant                                             Alliant
                                                                     Energy                                               Energy
                                                                 Transporation,                                       Transporation,
                                                                       Inc.         Subtotal           Eliminations        Inc.
                                                               ---------------------------------------------------------------------
Operating Revenues:
  Professional fees, rents and other                                     $-        $21,675,115               $-      $21,675,115
                                                               ---------------------------------------------------------------------
              Total operating revenues                                    -         21,675,115                -       21,675,115
                                                               ---------------------------------------------------------------------

 Operating Expenses:
   Other operating                                                        -          8,003,922                -        8,003,922
   Maintenance                                                            -          1,852,241                         1,852,241
   Depreciation and amortization                                          -          1,929,227                         1,929,227
   Miscellaneous taxes other than income taxes                            -          1,564,775                         1,564,775
                                                               ---------------------------------------------------------------------
              Total operating expenses                                    -         13,350,165                -       13,350,165
                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
 Operating Income (Loss)                                                  -          8,324,950                -        8,324,950
                                                               ---------------------------------------------------------------------

 Interest Expense and Other:
   Interest expense                                                       -            (20,608)                          (20,608)
   Interest expense - intercompany                                       16          1,298,089                         1,298,089
   Interest income - intercompany                                   (39,434)          (178,454)                         (178,454)
   Income from consolidated subsidiaries                         (5,028,199)        (5,028,199)       5,028,199                -
   Minority interest of loss                                              -                  -           68,900           68,900
   Other income - net                                               (32,014)        (1,133,105)                       (1,133,105)
                                                               ---------------------------------------------------------------------
              Total interest expense and other                   (5,099,631)        (5,062,277)       5,097,099           34,822
                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
 Income (Loss) Before Income Taxes and Preferred Dividends        5,099,631         13,387,227       (5,097,099)       8,290,128
                                                               ---------------------------------------------------------------------

 Income Taxes:
   Current - Federal                                                 31,319          2,328,406                         2,328,406
           - State                                                    9,991            617,741                           617,741
   Deferred - Federal                                                58,919            298,868                           298,868
            - State                                                  11,060             56,772                            56,772
                                                               ---------------------------------------------------------------------
              Total income taxes                                    111,289          3,301,787                 -       3,301,787
                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
 Net Income / (Loss)                                             $4,988,342        $10,085,440       ($5,097,099)     $4,988,341
                                                               =====================================================================

                                                                                                                       Exhibit F.23
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING BALANCE SHEETS
 AS OF DECEMBER 31, 1999
                                                                    Cedar Rapids
                                                                       & Iowa
                                                                    City Railway       IEI Barge        Transfer       Williams Bulk
                                                                      Company        Services, Inc.   Services, Inc.   Transfer Inc.
                                                                   -----------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Other                                                            $46,597,349      $12,065,431       $117,034         $2,210,079
   Less - Accumulated depreciation                                  (12,162,825)      (4,627,326)       (54,295)           (15,647)
                                                                   -----------------------------------------------------------------
           Total other property, plant and equipment, net            34,434,524        7,438,105         62,739          2,194,432
                                                                   -----------------------------------------------------------------
              Total property, plant and equipment                    34,434,524        7,438,105         62,739          2,194,432
                                                                   -----------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                                  -                -              -                  -
                                                                   -----------------------------------------------------------------
              Total investments                                               -                -              -                  -
                                                                   -----------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                            (55,637)         153,174           (691)            (4,765)
   Accounts receivable - customers                                    4,186,890          647,234         84,553             77,615
   Intercompany receivables (accounts,notes,dividends,taxes,etc.)       176,233                -              -                  -
   Income taxes receivable                                                    -                -              -             51,628
   Materials and supplies, at average cost                            1,076,750            1,597              -                  -
   Prepayments and other                                                  6,207           62,929            377                  -
                                                                   -----------------------------------------------------------------
              Total current assets                                    5,390,443          864,934         84,239            124,478
                                                                   -----------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                            69,612                -              -                  -
                                                                   -----------------------------------------------------------------
              Total other assets                                         69,612                -              -                  -
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
 Total Assets                                                       $39,894,579       $8,303,039       $146,978         $2,318,910
                                                                   =================================================================

                                                                                                            Exhibit F.23 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                      Consolidated
                                                                      Alliant                                            Alliant
                                                                      Energy                                             Energy
                                                                   Transporation,                                     Transporation,
                                                                        Inc.          Subtotal        Eliminations          Inc.
                                                                   -----------------------------------------------------------------
ASSETS:
Property, Plant and Equipment:
   Other                                                                    $-      $60,989,893          $84,187       $61,074,080
   Less - Accumulated depreciation                                           -      (16,860,093)                       (16,860,093)
                                                                   -----------------------------------------------------------------
           Total other property, plant and equipment, net                    -       44,129,800           84,187        44,213,987
                                                                   -----------------------------------------------------------------
              Total property, plant and equipment                            -       44,129,800           84,187        44,213,987
                                                                   -----------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                        30,663,929       30,663,929      (30,663,929)                -
                                                                   -----------------------------------------------------------------
              Total investments                                     30,663,929       30,663,929      (30,663,929)                -
                                                                   -----------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                                 -           92,081                             92,081
   Accounts receivable - customers                                           -        4,996,292                          4,996,292
   Intercompany receivables (accounts,notes,dividends,taxes,etc.)       69,006          245,239          (69,502)          175,737
   Income taxes receivable                                                   -           51,628                             51,628
   Materials and supplies, at average cost                                   -        1,078,347                          1,078,347
   Prepayments and other                                                     -           69,513                             69,513
                                                                   -----------------------------------------------------------------
              Total current assets                                      69,006        6,533,100          (69,502)        6,463,598
                                                                   -----------------------------------------------------------------

 Other Assets:
   Deferred charges and other                                                -           69,612                             69,612
                                                                   -----------------------------------------------------------------
              Total other assets                                             -           69,612                -            69,612
                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
 Total Assets                                                      $30,732,935      $81,396,441     ($30,649,244)      $50,747,197
                                                                   =================================================================

                                                                                                            Exhibit F.23 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                    Cedar Rapids
                                                                       & Iowa
                                                                    City Railway        IEI Barge       Transfer      Williams Bulk
                                                                      Company         Services, Inc.  Services, Inc.   Transfer Inc.
                                                                  ------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital                       $9,625,158        $2,466,800        $385,115            $1,000
   Retained earnings                                                 17,403,229           747,899         771,073           (23,287)
                                                                  ------------------------------------------------------------------
              Total capitalization                                   27,028,387         3,214,699       1,156,188           (22,287)
                                                                  ------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                                                -         4,853,418      (1,066,240)        2,252,416
   Accounts payable                                                   2,325,396            54,158          10,221            28,231
   Intercompany payables (accounts,notes,dividends,taxes,etc.)          119,751            37,524          16,149            19,846
   Accrued payroll and vacations                                        251,682             8,358               -                 -
   Accrued income taxes                                                 168,182                 -           9,890                 -
   Accrued other taxes (property, payroll, etc.)                        790,979           104,192               -                13
   Environmental liabilities                                             16,012                 -               -                 -
   Other current liabilities                                            331,538            30,690          15,000                 -
                                                                  ------------------------------------------------------------------
              Total current liabilities                               4,003,540         5,088,340      (1,014,980)        2,300,506
                                                                  ------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                  6,357,055                 -           5,770            40,691
   Pension and other benefit obligations                              2,455,597                 -               -                 -
   Environmental liabilities                                             50,000                 -               -                 -
   Minority interest                                                          -                 -               -                 -
                                                                  ------------------------------------------------------------------
              Total long-term liabilities                             8,862,652                 -           5,770            40,691
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Total Liabilities and Capitalization                               $39,894,579        $8,303,039        $146,978        $2,318,910
                                                                  ==================================================================

                                                                                                            Exhibit F.23 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING BALANCE SHEETS (Continued)
 AS OF DECEMBER 31, 1999
                                                                                                                       Consolidated
                                                                      Alliant                                             Alliant
                                                                      Energy                                              Energy
                                                                   Transporation,                                     Transporation,
                                                                        Inc.           Subtotal      Eliminations          Inc.
                                                                  ------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES:
Capitalization:
   Common stock and additional paid-in capital                        $7,836,956      $20,315,029    ($12,478,073)       $7,836,956
   Retained earnings                                                  13,861,937       32,760,851     (18,898,914)       13,861,937
                                                                  ------------------------------------------------------------------
              Total capitalization                                    21,698,893       53,075,880     (31,376,987)       21,698,893
                                                                  ------------------------------------------------------------------

 Current Liabilities:
   Borrowings from money pools                                         8,948,067       14,987,661                        14,987,661
   Accounts payable                                                            -        2,418,006                         2,418,006
   Intercompany payables (accounts,notes,dividends,taxes,etc.)            65,579          258,849         (69,502)          189,347
   Accrued payroll and vacations                                               -          260,040                           260,040
   Accrued income taxes                                                   20,396          198,468                           198,468
   Accrued other taxes (property, payroll, etc.)                               -          895,184                           895,184
   Environmental liabilities                                                   -           16,012                            16,012
   Other current liabilities                                                   -          377,228                           377,228
                                                                  ------------------------------------------------------------------
              Total current liabilities                                9,034,042       19,411,448         (69,502)       19,341,946
                                                                  ------------------------------------------------------------------

 Deferred Credits and Other Non-current Liabilities:
   Accumulated deferred income taxes                                           -        6,403,516                         6,403,516
   Pension and other benefit obligations                                       -        2,455,597                         2,455,597
   Environmental liabilities                                                   -           50,000                            50,000
   Minority interest                                                           -                -         797,245           797,245
                                                                  ------------------------------------------------------------------
              Total long-term liabilities                                      -        8,909,113         797,245         9,706,358
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Total Liabilities and Capitalization                                $30,732,935      $81,396,441    ($30,649,244)      $50,747,197
                                                                  ==================================================================

                                                                                                                       Exhibit F.24
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF CASH FLOWS
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                   Cedar Rapids
                                                                      & Iowa
                                                                   City Railway       IEI Barge        Transfer       Williams Bulk
                                                                     Company        Services, Inc.  Services, Inc.     Transfer Inc.
                                                                  ------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                               $4,730,413          $277,823        $112,149       ($23,287)
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                  1,422,124           473,914          17,542         15,647
     Deferred taxes and investment tax credits                        243,508                 -           1,462         40,691
     Gain on disposition of assets                                 (1,096,251)                -          (9,983)             -

   Other changes in assets and liabilities:
   Accounts receivable                                             (1,200,066)         (141,732)         (9,246)       (77,615)
   Materials and supplies, at average cost                           (102,393)              452               -              -
   Accounts payable                                                   753,466            (8,810)        (27,271)        48,077
   Accrued taxes                                                     (547,915)            9,140        (586,149)            13
   Other                                                              225,665          (454,076)         (4,625)       (51,628)
                                                                  ------------------------------------------------------------------
        Net cash flows from (used for) operating activities         4,428,551           156,711        (506,121)       (48,102)
                                                                  ------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Net change in borrowings from / (loans to) money pools       (12,842,059)          (12,854)        524,245      2,252,416
     Other                                                          9,125,158                 -               -          1,000
                                                                  ------------------------------------------------------------------
         Net cash flows from (used for) financing activities       (3,716,901)          (12,854)        524,245      2,253,416
                                                                  ------------------------------------------------------------------

 Cash flows used for investing activities:
     Construction and acquisition expenditures                     (1,895,081)         (299,063)        (26,953)    (2,210,079)
     Proceeds from the disposition of assets                        1,171,085             7,727          10,346              -
     Other                                                              2,973                (1)              -              -
                                                                  ------------------------------------------------------------------
        Net cash flows used for investing activities                 (721,023)         (291,337)        (16,607)    (2,210,079)
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash investments            (9,373)         (147,480)          1,517         (4,765)
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at beginning of period           (46,264)          300,654          (2,208)             -
                                                                  ------------------------------------------------------------------
 Cash and temporary cash investments at end of period                ($55,637)         $153,174           ($691)       ($4,765)
                                                                  ==================================================================

                                                                                                            Exhibit F.24 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                       Consolidated
                                                                      Alliant                                             Alliant
                                                                      Energy                                              Energy
                                                                   Transporation,                                     Transporation,
                                                                        Inc.           Subtotal      Eliminations          Inc.
                                                                 -------------------------------------------------------------------
Cash flows from (used for) operating activities:
   Net income (loss)                                                $4,988,342        $10,085,440      ($5,097,098)      $4,988,342
   Adjustments to reconcile net income (loss) to net cash flows from operating activities:
     Depreciation and amortization                                           -          1,929,227                         1,929,227
     Deferred taxes and investment tax credits                          69,979            355,640                -          355,640
     Gain on disposition of assets                                    (102,171)        (1,208,405)                       (1,208,405)

   Other changes in assets and liabilities:
   Accounts receivable                                                 (12,299)        (1,440,958)           5,492       (1,435,466)
   Materials and supplies, at average cost                                   -           (101,941)                         (101,941)
   Accounts payable                                                      8,872            774,334           (5,492)         768,842
   Accrued taxes                                                        20,098         (1,104,813)               -       (1,104,813)
   Other                                                                 8,074           (276,590)          68,900         (207,690)
                                                                 -------------------------------------------------------------------
        Net cash flows from (used for) operating activities          4,980,895          9,011,934       (5,028,198)       3,983,736
                                                                 -------------------------------------------------------------------

 Cash flows from (used for) financing activities:
     Net change in borrowings from / (loans to) money pools          8,953,894         (1,124,358)                       (1,124,358)
     Other                                                                   -          9,126,158       (9,126,158)               -
                                                                 -------------------------------------------------------------------
         Net cash flows from (used for) financing activities         8,953,894          8,001,800       (9,126,158)      (1,124,358)
                                                                 -------------------------------------------------------------------

 Cash flows used for investing activities:
     Construction and acquisition expenditures                               -         (4,431,176)                       (4,431,176)
     Proceeds from the disposition of assets                           191,512          1,380,670                         1,380,670
     Other                                                         (14,126,301)       (14,123,329)      14,154,356           31,027
                                                                 -------------------------------------------------------------------
        Net cash flows used for investing activities               (13,934,789)       (17,173,835)      14,154,356       (3,019,479)
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
 Net increase (decrease) in cash and temp. cash investments                  -           (160,101)               -         (160,101)
                                                                 -------------------------------------------------------------------
 Cash and temporary cash investments at beginning of period                  -            252,182                           252,182
                                                                 -------------------------------------------------------------------
 Cash and temporary cash investments at end of period                       $-            $92,081                $-         $92,081
                                                                 ===================================================================

                                                                                                                       Exhibit F.25
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF RETAINED EARNINGS
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                         Cedar Rapids
                                                           & Iowa
                                                         City Railway          IEI Barge            Transfer          Williams Bulk
                                                           Company           Services, Inc.      Services, Inc.       Transfer Inc.
                                                      ------------------------------------------------------------------------------
 Balance at January 1, 1999                              $12,672,816            $470,076            $658,924                   $-
    Net income (loss)                                      4,730,413             277,823             112,149              (23,287)
    Cash dividends declared on common stock                        -                   -                   -                    -
    Cash dividends declared on preferred stock                     -                   -                   -                    -
                                                      ------------------------------------------------------------------------------
 Balance at December 31, 1999                            $17,403,229            $747,899            $771,073             ($23,287)
                                                      ==============================================================================




                                                                                                            Exhibit F.25 (Continued)
 ALLIANT ENERGY TRANSPORTATION, INC.
 CONSOLIDATING STATEMENT OF RETAINED EARNINGS (Continued)
 FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                                                                       Consolidated
                                                            Alliant                                                       Alliant
                                                            Energy                                                        Energy
                                                        Transporation,                                                Transporation,
                                                             Inc.              Subtotal            Eliminations            Inc.
                                                    --------------------------------------------------------------------------------
 Balance at January 1, 1999                               $8,873,595          $22,675,411          ($13,801,815)          $8,873,596
    Net income (loss)                                      4,988,342           10,085,440            (5,097,099)           4,988,341
    Cash dividends declared on common stock                        -                    -                     -                    -
    Cash dividends declared on preferred stock                     -                    -                                          -
                                                    --------------------------------------------------------------------------------
 Balance at December 31, 1999                            $13,861,937          $32,760,851          ($18,898,914)         $13,861,937
                                                    ================================================================================